AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
November 28, 2005
SECURITIES ACT FILE NO. 2-14543 INVESTMENT COMPANY ACT FILE NO. 811-825

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO. 59
AND/OR
[x]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 29
[x]
(CHECK APPROPRIATE BOX OR BOXES)

AMERICAN GROWTH FUND, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
110 16th Street, Suite 1400
Denver, Colorado 80202
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
REGISTRANTS TELEPHONE NUMBER, INCLUDING AREA CODE (303) 626-0600

Robert Brody
110 16th Street, Suite 1400
Denver, CO 80202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of the Registration Statement

It is proposed that this filing will become effective (check appropriate box)

[X] immediately upon filing pursuant to paragraph (b)
[_] on pursuant to paragraph (b)
[_] 60 days after filing pursuant to paragraph (a) (1)
[_] on (date) Pursuant to paragraph (a) (1)
[_] 75 days after filing pursuant to paragraph (a) (2)
[_] on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:
[_] this post-effective amendment designates a new effective Date for a previously filed post-effective amendment.

Pursuant to Rule 24f-2(a) (1) under the Investment Company Act of 1940, the Fund has registered an indefinite number or amount of its securities under the Securities Act of 1933. The Fund filed its Rule 24f-2 notice for the fiscal year ended July 31, 2005 on September 19, 2005.

N1A - Page 1 of 1

American Growth Fund, Inc.
Prospectus

Class A - Class B - Class C - Class D

Table of Contents

Fund Overview 2
Investment Goal 2
Investment Approach 2
Investment Strategy 2
Risks 2
Investor Profiles 3
Fund Performance History 4
Fee Table 6
Information About the Fund 7
Fund Investment Objective 7
Fund Strategies 7
Managing Risks 8
Management 9
Board of Directors 9
Investment Advisors 9
Portfolio Managers 9
Pricing of Fund Shares 9
Your Account 10
Class A 10
Class B 10
Class C 11
Class D 11
Class A & D Sales Charges 11
Reducing Sales Charges 11
Buying Shares 12
Direct Deposit 13
Dividend Reinvestment Plan 13
Systematic Withdrawal Plan 13
Retirement Plans 13
Redeeming Shares 13
Account Minimum 14
Dividends 14
Distributions 14
Taxes 14
Financial Highlights 15
Understanding Terms 17
Contact Us 20

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

American Growth Fund, Inc.
110 Sixteenth Street, Suite 1400, Denver, CO 80202
800-525-2406

November 28, 2005

Prospectus ~ Page 1

A Fund Overview

What is the Fund´s investment goal?
The Fund´s primary objective is growth of capital. Income as a factor in portfolio selection is a secondary objective. At least 80% of the Fund´s portfolio is invested in growth stocks.

Principal investment strategy
Investment Research Corporation manages American Growth Fund, Inc. (the "Fund") using a growth style of investing. We use a consistent approach to build equity portfolios, searching one-by-one for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. When a company´s fundamentals are strong; we believe earnings growth will follow. Using this disciplined approach, we look for companies having some or all of the following characteristics:

~ Large capitalization companies, although we may invest in small and mid cap companies, if the Adviser believes it is in the best interests of the Fund. Large cap companies are generally companies with market capitalization exceeding $5 billion at the date of acquisition;
~ growth that is faster than the market as a whole and sustainable over the long term;
~ strong management team;
~ leading market positions and growing brand identities; and
~ financial, marketing, and operating strength.

The Fund normally invests in a portfolio of common stocks, U.S. government securities, and a variety of corporate fixed-income obligations. If the Fund invests in foreign securities they generally are Canadian securities or American Depository Receipts.

~ For the equity portion of its portfolio, the Fund emphasizes investments in common stocks with the potential for capital appreciation. These stocks generally pay regular dividends, although the Fund also may invest in non-dividend-paying companies if, in the opinion of the Adviser, they offer better prospects for capital appreciation. Normally, the Fund will invest a significant percentage (up to 100%) of its total assets in equity securities.

~ If the Fund invests in fixed-income securities, for temporary defensive purposes, these securities generally are U.S. government obligations. If corporate fixed-income securities are used, the securities normally are rated A or higher by Moody´s Investor Service, Inc. (Moodys) or A or higher by Standard & Poors (S&P). There is no maximum limit on the amount of fixed income securities in which the Fund may invest for temporary defensive purposes.

Main risks of investing
The primary risks of investing in the Fund are:

~ Stock Market Risk. The value of the stocks and other securities owned by the Fund may fluctuate depending on the performance of the companies that issued them, general market economic conditions, and investor sentiment,

~ Management Risk. If the Adviser´s assessment of a company´s ability to increase earnings faster than the rest of the market is not correct, the securities in the portfolio may not increase in value, and could decrease in value,

~ Interest Rate Risk. When interest rates change, the value of the fixed-income portion of the Fund will be affected. An increase in interest rates tends to reduce the market value of debt securities.

Prospectus ~ Page 2

~ Credit Risk. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk,

~ Foreign Investment Risk. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potential unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. The Fund will not invest more than 25% of its assets in foreign securities. Securities of Canadian issues and American Depository Receipts are not subject to the 25% limitation,

~ Liquidity Risk - The Fund may invest in small to mid cap companies when the Adviser believes it is in the best interest of the Fund. Investing in small and mid-sized companies may pose a greater risk due to a lack of liquidity in the market when the Adviser attempts to sell a position.

An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Loss of some or all of the money you invest is a risk of investing in the Fund.

Who may want to invest in the Fund?
You may wish to invest in the Fund if you are...

~ seeking long-term capital growth from your investment;

~ comfortable with the Fund´s price volatility; and

~ comfortable with the risks associated with the Fund´s investment strategy.

Who may not want to invest in the Fund?
The Fund may not be a good investment if you are...

~ investing for a short period of time;

~ uncomfortable with volatility in the value of your investment;

~ seeking regular income; or

~ investing emergency reserve money.

Prospectus ~ Page 3

Fund Performance History

You should remember that unlike the Fund, the index is unmanaged and doesn´t reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The Fund´s past performance does not necessarily indicate how it will perform in the future. Set forth below is American Growth Fund, Class D, (a representative class) performance for each of the 10 years ended December 31:

Average Annualized Total Returns for calendar years ended 12/31
Class D

1995 25.47%
1996 10.50%
1997 13.26%
1998 6.06%
1999 9.00%
2000 -37.92%
2001 -32.85%
2002 -36.90%
2003 42.92%
2004 -2.97%

This chart is intended to provide you with an indication of the risks of investing in the Fund by showing changes in performance from year to year.

Best calendar quarter 06/03 26.21%
Worst calendar quarter 09/01 -30.42%
Year to date performance for the six months ended 6/30/2005 was -4.42%.

Prospectus ~ Page 4

The following table sets forth the Fund´s average annualized total returns at maximum offering price for the one, five and ten year periods ended 12/31/04 and life of the class from commencement on 8/1/58 to 12/31/04 for the Fund´s Class D shares. Returns for the Fund´s Class A, Class B, and Class C shares are for the one and five year ended December 31, 2004, and period from inception on March 1, 1996 to December 31, 2004.

RELEVANT PERIOD	AVERAGE ANNUALIZED TOTAL RETURN	S & P 500 COMPOSITE TOTAL RETURN
	Class D
1 year	-8.41%	10.87%
5 year	-19.25%	-2.30%
10 year	-4.62%	12.07%
Life of the Fund	7.09%	10.32%

	Class A	S&P 500	Class B	S&P 500	Class C	S&P 500
One year	-8.57%	10.87%	-8.93%	10.87%	-4.93%	10.87%
Five year	-19.44%	-2.30%	-19.70%	-2.30%	-19.17%	-2.30%
Since Inception	-8.58%	8.84%	-8.75%	8.84%	-8.74%	8.84%

Past performance is not predictive of future performance. See Performance Information in the Statement of Additional Information for a discussion of the method of calculating total return.

Average annual total return after taxes of Class D shares (a representative class) is as follows for one, five and ten year periods ending December 31, 2004. The returns were computed under the following assumptions:

~ income taxes were paid on all dividends and distributions when received by shareholder;
~ shares were held for the entire one, five or ten year measurement period; and
~ no taxes were paid at the end of the measurement period.

Class D
One Year -8.41%
Five Year -21.70%
Ten Year -9.56%

Prospectus ~ Page 5

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	CLASS A	CLASS B	CLASS C	CLASS D
SHAREHOLDER FEES: (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	5.75%
Maximum deferred sales charge (load) as a percentage of original purchase price or redemption proceeds, whichever is lower	None(b)	5% (d)	1% (e)	None(b)
Maximum sales charge (load) imposed on reinvested dividends	None	None	None	None
Redemption Fees	None	None	None	None
Exchange Fee	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)(a):
Management fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) fees	0.30%	1.00%	1.00%	None
Other Expenses (c)	2.35%	2.42%	2.43%	2.43%
Total Annual Fund Operating Expenses	3.65%	4.42%	4.43%	3.43%
(a) Class B shares convert to Class A shares automatically approximately seven years after initial purchase. See Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares.
(b) Purchases of Class A and Class D shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase.
(c) Each participant in a retirement plan account is charged a $20 annual service fee which is paid 50% to the Custodian of the retirement plan and 50% to the Distributor to offset expenses incurred in servicing such accounts.
(d) Contingent Deferred Sales Charge for the 1st 2 years are 5%, 3rd & 4th years - 4%, 5th yr. - 3%, 6th yr. - 2%, 7th yr. - 1%.
(e) For one year.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
EXAMPLE:
Class A	$928	$1,687	$2,523	$5,010
Class B	$953	$1,828	$2,803	$5,698
Class C	$554	$1,431	$2,509	$5,711
Class D	$906	$1,620	$2,406	$4,743
You would pay the following expenses if you did not redeem your shares:
Class A	$928	$1,687	$2,523	$5,010
Class B	$453	$1,428	$2,503	$5,698
Class C	$454	$1,431	$2,509	$5,711
Class D	$906	$1,620	$2,406	$4,743
*Class B expenses for years 8-10 are based on Class A expenses, since Class B shares automatically convert to Class A shares after 7 years.

Prospectus ~ Page 6

Information about the Fund

What is the Fund´s investment objective?
The Fund´s primary objective is growth of capital. Income as a factor in portfolio selection is a secondary objective.

What are the Fund´s Strategies?
In attempting to achieve its investment objective, the Fund will typically invest at least 80% of its assets in common stocks and securities convertible into common stocks traded on national securities exchanges or over-the-counter. Although the Fund may invest in companies of all sizes, investing in small and mid-sized companies may pose greater market and liquidity risk. Investment Research Corporation, the Fund´s investment adviser (the Adviser), will choose common stocks (or convertible securities) that it believes have a potential for capital appreciation because of existing or anticipated economic conditions or because the securities are considered undervalued or out of favor with investors or are expected to increase in price over the short-term. Convertible debt securities will be rated at least A by Moody´s Investor Service or Standard and Poors Ratings Services, or, if unrated, will be comparable quality in the opinion of the Adviser. High turnover may also have a negative impact on performance due to the related transaction costs the Fund would incur with higher portfolio turnover.

In pursuing the Fund´s objective, the Adviser intends to take a conservative approach to investing, balancing the preservation of capital against potential gains. When the Adviser believes the securities the Fund holds may decline in value, the Fund may sell them and, until such time as the Adviser believes market conditions warrant otherwise, invest all or part of the assets in corporate bonds, debentures (both short and long term) or preferred stocks rated A or above (or, if unrated, of comparable quality in the opinion of the Adviser), United States Government securities, repurchase agreements whereby the underlying security is issued by the United States Government or any agency thereof, or retain funds in cash or cash equivalents. If the Fund takes these temporary defensive positions that are inconsistent with the Fund´s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions, it may not achieve its investment objective. The Fund´s performance could be lower during periods when it retains or invests its assets in these more defensive holdings. There are market risks in all investments in securities, and the value of the Fund´s securities, and consequently the Fund´s share price, will fluctuate.

We perform our own extensive internal research to determine whether companies meet our growth criteria. From time to time we meet company management teams and other key staff face-to-face and tour corporate facilities and manufacturing plants to get a complete picture of a company before we invest.

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider the investment to be a long-term investment that typically provides the best results when held for a number of years. The following are the principal risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

A repurchase agreement is a contract under which the seller of a security agrees to buy it back at an agreed upon price and time in the future.

The Fund will enter into repurchase transactions only with parties who meet creditworthiness standards approved by the Fund´s board of directors. The Fund will not invest more than 10% of its net assets in repurchase agreements that mature in more than seven days, or securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

High portfolio turnover (over 100%) may involve corresponding greater brokerage commissions and other transaction costs which will be borne directly by the Fund. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income or increased long-term capital gains, which when distributed to shareholders, are taxable as capital gains.

Prospectus ~ Page 7

Risks, How we strive to manage them.
Market risk is the risk that all or a majority of the securities in a certain market - such as the stock or bond market - will decline in value because of factors such as economic conditions, future expectations or investor confidence.
We maintain a long-term investment approach and focus on stocks we believe can appreciate over an extended time frame regardless of interim market fluctuations.
Industry and security risk is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond.
We limit the amount of the Fund´s assets invested in any one industry and in any individual security. At the time of purchase we do not invest more than 5% of the Fund´s total assets in any one issuer nor do we invest more than 25% in any one industry. However, the Fund may invest up to 100% of its total assets in U.S. Government Securities, such as Treasury Bills or Treasury Notes. We also follow a rigorous selection process designed to identify undervalued securities before choosing securities for the portfolio.
Interest rate risk is the risk that securities will decrease in value if interest rates rise. The risk is greater for bonds with longer maturities than for those with shorter maturities.
When investing in debt the Fund generally invests in U.S. government securities only. If corporate debt is used it is rated A or better.
Credit risk is the possibility that a bond´s issuer (or an entity that insures a bond) will be unable to make timely payments of interest and principal.
When investing in debt the Fund generally invests in U.S. government securities only. If corporate debt is used it is rated A or better.
Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.
We typically invest only a small portion of the Fund´s portfolio in foreign corporations through American Depository Receipts (ADRs). We do not invest directly in foreign securities. When we do purchase ADRs, they are generally denominated in U.S. dollars and traded on a U.S. exchange.
Liquidity risk is the possibility that securities cannot be readily sold, or can only be sold at a price lower than the price that the Fund has valued them.
We limit exposure to illiquid securities.

Average Annual Total Returns (For the periods ended December 31, 2004)
Class D	1 year	5 years	10 years
Return Before Taxes	-8.41%	-19.25%	-4.62%
Return After Taxes on Distributions	-8.41%	-21.70%	-9.56%
Return After Taxes on Distributions and Sale of Fund Shares	-5.47%	-21.70%	-9.56%
				Life of the Fund (Class)* Inception 3/1/96
	1 year	5 years	10 years
Class A Return Before Taxes	-8.57%	-19.44%		-8.58%
Class B Return Before Taxes	-8.93%	-19.70%		-8.75%
Class C Return Before Taxes	-4.93%	-19.17%		-8.74%
S&P 500	10.87%	-2.30%	12.07%	8.84%
(reflects no deduction for fees, expenses, or taxes)

*Classes A, B and C have an inception date of March 1, 1996

The Fund´s past performance, both before and after taxes, does not necessarily indicate how it will perform in the future.

~ After-tax returns on Class D are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;
~ Actual after-tax returns depend on an investor´s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts;
~ After-tax returns are shown for only Class D and after-tax returns for other Classes will vary;
~ If the Fund incurs a loss which produces a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund´s other return figures.

Prospectus ~ Page 8

There is a description of the Fund´s policies and procedures with respect to the disclosure of the Fund´s portfolio securities in the Fund´s SAI.

Management

How is the Fund managed?
The daily operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors.

The Board of Directors
The Board of Directors meets at least quarterly to establish and oversee procedures and review the performance of the investment adviser, distributor and others responsible for services to the Fund and approve annually the investment advisory agreement. A report of the discussion by the board of the investment advisory contract is available in the Annual or Semi Annual report.

The Investment Adviser
Since the organization of the Fund in 1958, its investment adviser has been Investment Research Corporation. Investment Research Corporation is located at 110 Sixteenth Street, Suite 1400, Denver, Colorado 80202-4418.

The Adviser provides investment advice and recommendations concerning the purchases and sales of the Fund´s portfolio of securities. It also furnishes statistical and analytical information and administrative and clerical services to the Fund.

The Fund has an agreement to pay the Adviser an annual fee for its services based on a percentage of the Fund´s average net assets. Under the investment advisory contract with IRC, the Adviser receives annual compensation for investment advice, computed and paid monthly, equal to 1% of the first $30 million of the Fund´s average annual net assets and 0.75% of such assets in excess of $30 million. The Fund pays its own operating expenses. For the fiscal year ended July 31, 2005, this fee amounted to 1.00% of the average net assets on each of the Fund´s four classes.

The Fund has a Code of Ethics designed to ensure that the interests of fund shareholders come before the interests of the people who manage the Fund. Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying securities in an initial public offering or from profiting from the purchase and sale of the same security within two calendar days. In addition, the Code of Ethics requires portfolio managers and other employees with access to information about the purchase or sale of securities by the Fund to obtain approval before executing personal trades in these specific securities. A copy of the Fund´s Code of Ethics can be obtained for free online at www.americangrowthfund.com or by calling us at 1-800-525-2406.

Portfolio Manager
Robert Brody, the sole shareholder, President and Director of the Adviser, has primary responsibility for making day-to-day investment decisions for the Fund. Mr. Brody has acted in this capacity for the Fund since 1958. He earned his undergraduate degree in Business Administration with an emphasis in Economics and Finance from the University of Denver. He later earned his Masters Degree in both Business Administration and Public Administration from the University of Denver.

Mr. Brody is also President and Director of the Fund´s distributor, American Growth Fund Sponsors, Inc.

Chief Compliance Officer
Timothy E. Taggart is the Fund´s Chief Compliance Officer (CCO). The Funds CCO insures that policies and guidelines, set forth by the CCO and the Board of Directors, that guard against violations of federal security laws, are adhered to. These policies and procedures are annually reviewed by the CCO and the Board of Directors to determine their adequacy and their effectiveness.

Pricing of Fund Shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of trading on the New York Stock Exchange on a business day,
Prospectus ~ Page 9

you will pay that days closing share price, which is based on the Fund´s net asset value. If we receive your order after the close of trading, you will pay the next business day´s price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Years Day, Martin Luther King, Jr.´s Birthday, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Fund´s net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund´s portfolio, deducting all liabilities, and dividing the resulting number by the shares outstanding. The result is the NAV per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by our board of directors. Any debt securities that have a maturity of less than 60 days are priced at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

Your Account

Investing in the Fund
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame. You may also consult the Fund´s Statement of Additional Information for more details.

Choosing Class A, B or C

Class A
Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy shares.
The offering price for Class A shares includes the front-end sales charge.
If you invest $50,000 or more, your front-end sales charge will be reduced.
You may qualify for other reduced sales charges, as described in How to Reduce Your Sales Charge, and under certain circumstances the sales charge may be waived.
Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average net assets, which is lower than the 12b-1 fee for Class B and Class C shares.
Class A shares generally are not subject to a contingent deferred sales charge unless they are sold in amounts of $1,000,000 or more at net asset value and are redeemed within one year of purchase.

Class B
Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within seven years after you buy them.
If you redeem Class B shares during the first two years after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the third and fourth years, 3% during the fifth year, 2% during the sixth year, and 1% during the seventh year.
Under certain circumstances the contingent deferred sales charge may be waived.
For approximately seven years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the Distributor, dealers or others for providing services and maintaining accounts.
Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.
Approximately seven years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversions may occur as late as three months after the eighth anniversary of purchase, during which time Class B Shares higher 12b-1 fees apply.

Prospectus ~ Page 10

Class C
Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within 12 months after you buy them.
Under certain circumstances the contingent deferred sales charge may be waived.
Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% is service fees and 0.75% is distribution fees paid to the distributor, dealers or others for providing personal services and maintaining shareholder accounts.
Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.
Unlike Class B shares, Class C shares do not automatically convert into another class.

Class D
Class D shares are offered to investors who owned Class D shares as of March 1, 1996. They are also available to the Fund´s Adviser, and the distributors, directors, certain institutional investors, corporations and accounts managed by specific types of fiduciaries. Additionally, the Fund´s Adviser reserves the right to waive the front-end sales charge on purchases by Adviser employees.
Class D shares have an up-front sales charge of 5.75% that you pay when you buy the shares. The offering price for Class D shares includes the front-end sales charge.
If you invest $50,000 or more, your front-end sales charge will be reduced.
You may qualify for other reduced sales charges, as described in How to Reduce Your Sales Charge, and under certain circumstances the sales charge may be waived.
Class D shares which are sold in amounts of $1,000,000 or more at net asset value and are redeemed within one year of purchase may be subject to a 1.0% contingent deferred sales charge.

The Fund´s directors have adopted separate 12b-1 plans for Class A, B and C that allow each class to pay distribution fees for the sales and distributions of its shares. Because these fees are paid out of each Classs assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A and D Sales Charges
Amount of purchase	Sales charge as % of offering price	Sales charge as % of amount invested	Dealers commission as % of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 and over*	0.00%	0.00%	0.00%

* As shown above, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you may have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year.

The Fund makes available free of charge on or though the Fund´s web site at www.americangrowthfund.com the information describing sales loads including deferred sales loads and a table of front end sales loads and each break point in the sales load as a percentage of both the offering price and the net amount invested. There is also a discussion on how to reduce your sales charge by using letter of intent rights of accumulation plans, dividend reinvestment plans, withdrawal plans, exchange privileges, and waivers for particular classes of investors. Methods used to value accounts in order to determine whether a shareholder has met sales load breakpoints and any other information that the shareholder might need to provide in order to obtain the break points.
The web site will also explain how to purchase shares including any special purchase plans or methods not described in the prospectus or elsewhere in the SAI.

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

Letter of intent
Through a Letter of Intent you agree to invest a certain amount in American Growth Fund over a 13-month period to qualify for reduced front-end sales charges.
Class A - Available

Prospectus ~ Page 11

Class B & C - Although the Letter of Intent and Rights of Accumulation do not apply to the Purchase of Class B and C shares, you can combine your purchase of A shares with your purchase of B and C shares to fulfill your Letter of Intent or qualify for Rights of Accumulation.
Class D - Available
Rights of Accumulation
You can combine your holdings or purchases of all Classes in the Fund as well as the holdings and purchases of your spouse and children under 21 to qualify for reduced front-end sales charges.
Class A - Available
Class B & C - Although the Letter of Intent and Rights of Accumulation do not apply to the Purchase of Class B and C shares, you can combine your purchase of A shares with your purchase of B and C shares to fulfill your Letter of Intent or qualify for Rights of Accumulation.
Class D - Available
Reinvestment of redeemed shares
Up to 30 days after you redeem shares, you can reinvest the proceeds without paying a front-end sales charge.
Class A - Available
Class B & C - Not available
Class D - Available
SIMPLE IRA, SEP IRA, SAR/SEP, Prototype Profit Sharing, Pension, 401(k), SIMPLE 401(k), 403(b)(7)
These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and a waiver of any contingent deferred sales charge.
Class A - Available
Class B & C - Not available
Class D - Available

How to buy shares

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account.
Your adviser may charge a separate fee for this service.

By mail
Complete an investment application and mail it with your check, made payable to American Growth Fund, Inc. and class of shares you wish to purchase, to American Growth Fund, Inc., 110 Sixteenth Street, Suite 1400, Denver CO, 80202. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

By wire
Ask your bank to wire the amount you want to invest to State Street Bank and Trust, ABA # 011000028, dda # 99041774. Include your account number and the name of the Fund Class in which you want to invest. If you are making an initial purchase by wire, you must call Shareholder Services at 1-800-525-2406 so we can assign you an account number.

By exchange
You can exchange all or part of your investment in one of the portfolios in the cash account trust, a no load diversified open-end money market account. Please keep in mind, however, that we can exchange only A and D shares for non-retirement accounts. To open an account by exchange, call the Shareholder Service Center at 1-800-525-2406. The money market fund is separately managed from the Fund and is not affiliated with the Fund.

Please read the complete Prospectus before investing.

Prospectus ~ Page 12

Once you have completed an application, you can generally open an account with no minimum initial investment and make additional investments at any time in any amount.

Special Services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan - The Automatic Investing Plan allows you to make regular monthly investments directly from your bank account.
Direct Deposit - With Direct Deposit you can make additional investments through payroll deductions or recurring government or private payments, such as direct transfers from your bank account.
Dividend Reinvestment Plan - Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.
Systematic Withdrawal Plan - Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Services.

Retirement Plans
In addition to being an appropriate investment for your Individual Retirement Account (IRA) and Roth IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 1-800-525-2406.

How to redeem shares

Through your financial adviser
Your financial adviser can handle all the details of redeeming shares. Your adviser may charge a separate fee for this service.

By mail
You can redeem your shares (sell them back to the Fund) by mail by writing to: American Growth Fund, Inc., 110 Sixteenth Street, Suite 1400, Denver, CO, 80202. All owners of the account must sign the request, and for redemptions of $5,000 or more, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account. A signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer´s signature is valid; signature guarantees can be provided by members of the STAMP program (a program made up of members who are authorized to issue signature guarantees).

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

By phone
You can redeem shares by phone. All shareholders must be on the call, redemption must be $5,000 or less and the proceeds must be sent to the address of record and made payable to all listed shareholders. Please remember that redemptions by check are restricted after an address change, unless a signature guaranteed letter requesting the redemption is submitted.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request if we receive it before the close of the NYSE. We will deduct any applicable contingent deferred sales charges. We will send you a check,
Prospectus ~ Page 13

normally the next business day, but no later than seven days after we receive your request to sell your shares. If you recently purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem shares, the amount subject to the fee will be based on the shares´ net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Conversion of Class B Shares to Class A Shares. After approximately seven years (the Conversion Period), Class B shares will be converted automatically into Class A shares of the Fund. Class A shares are subject to an ongoing service fee of 0.25% of average net assets and are subject to a distribution fee of 0.05% of average net assets. Automatic conversion of Class B shares into Class A shares will occur at least once each month (on the Conversion Date) on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

In addition, shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class A shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on Conversion Date will be converted to Class A shares of the Fund.

Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class A shares on the next scheduled Conversion Date after such certificates are delivered.

Account Minimum
If you redeem shares and your account balance falls below a minimum of $250, and stays there for a period of 12 months or longer, the Fund may redeem your account after 30 days written notice to you.

Dividends, distributions and taxes
The Fund´s policy is to declare and pay income dividends and capital gains distributions to its shareholders in December of each calendar year unless the board of directors of the Fund determines that it is to the shareholders benefit to make distributions on a different basis.

Unless the shareholder on his or her application or in writing previously requests dividend and distribution payments in cash, income dividends and capital gains distributions will be reinvested in Fund shares of the same class, at their relative net asset values as of the business day next following the distribution record date. If no instructions are given on the application form, all income dividends and capital gains distributions will be reinvested.

The Fund intends to make distributions that may be taxed as ordinary income and capital gains (Capital gains may be taxable at different rates depending on the length of the time the Fund holds its assets).

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund´s long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31st detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Prospectus ~ Page 14

Financial Highlights

Class A
Year Ended July 31,	2005	2004	2003	2002	2001
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$2.61	$2.65	$2.15	$3.97	$8.88
Income (loss) from investment operations:
Net investment income (loss)4	(0.08)	(0.04)	(0.01)	(0.11)	(0.10)
Net realized and unrealized gain (loss)	0.47	-	0.51	(1.67)	(3.46)
Total income (loss) from investment operations	0.39	(0.04)	0.50	(1.78)	(3.56)
Dividends and distributions to shareholders:
Dividends from net investment income	-	-	-	-	-
Book return of capital	-	-	-	-	-
Distributions from net realized gain	-	-	-	(0.04)	(1.35)
Total dividends and distributions to shareholders	-	-	-	(0.04)	(1.35)
Net Asset Value, End of Period	$3.00	$2.61	$2.65	$2.15	$3.97
Total Return at Net Asset Value1	14.9%	(1.5)%	23.3%	(45.2)%	(43.5)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$6,331	$5,586	$4,576	$2,716	$3,625
Ratio to average net assets:
Net investment income (loss)	(2.97)%	(3.18)%	(4.05)%	(3.85)%	(2.80)%
Expenses2	3.65%	3.73%	4.71%	4.37%	3.09%
Portfolio Turnover Rate3	4.9%	2.2%	0.0%	0.0%	0.0%

Class B
Year Ended July 31,	2005	2004	2003	2002	2001
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$2.45	$2.50	$2.05	$3.83	$8.70
Income (loss) from investment operations:
Net investment income (loss)4	(0.14)	(0.05)	(0.01)	(0.12)	(0.13)
Net realized and unrealized gain (loss)	0.48	-	0.46	(1.62)	(3.39)
Total income (loss) from investment operations	0.34	(0.05)	0.45	(1.74)	(3.52)
Dividends and distributions to shareholders:
Dividends from net investment income	-	-	-	-	-
Book return of capital	-	-	-	-	-
Distributions from net realized gain	-	-	-	(0.04)	(1.35)
Total dividends and distributions to shareholders	-	-	-	(0.04)	(1.35)
Net Asset Value, End of Period	$2.79	$2.45	$2.50	$2.05	$3.83
Total Return at Net Asset Value1	13.9%	(2.0)%	22.0%	(45.8)%	(44.0)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$5,712	$5,600	$4,859	$3,019	$3,874
Ratio to average net assets:
Net investment income (loss)	(3.75)%	(3.96)%	(4.78)%	(4.60)%	(3.57)%
Expenses2	4.42%	4.51%	5.45%	5.12%	3.86%
Portfolio Turnover Rate3	4.9%	2.2%	0.0%	0.0%	0.0%
The financial highlights reflects financial performance of the Fund, by class, for the periods indicated. Total return reflects how much your investment increased or decreased assuming all dividends and distributions were reinvested.
The information as of and for the years ended July 31, 2004 and 2005 was audited by Anton Collins Mitchell LLP, as indicated in their report included in the Fund´s Annual Report. Information for the years 2001 through 2003 was audited by the Fund´s previous Independent Auditors. A copy of the Fund´s Annual Report is available upon request, without charge.
1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The expense ratio reflects the effect of expenses paid indirectly by the Fund.
3. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2005, aggregated $1,414,741 and $5,628,397, respectively.
4. Net investment income (loss) per share is based upon relative daily net asset values.

Prospectus ~ Page 15

Class C
Year Ended July 31,	2005	2004	2003	2002	2001
Per Share Operating Data:
Net Asset Value,
Beginning of Period
Beginning of Period	$2.45	$2.50	$2.05	$3.83	$8.68
Income (loss) from investment operations:
Net investment income (loss)4	(0.14)	(0.02)	(0.03)	(0.10)	(0.04)
Net realized and unrealized gain (loss)	0.47	(0.03)	0.48	(1.64)	(3.46)
Total income (loss) from investment operations	0.33	(0.05)	0.45	(1.74)	(3.50)
Dividends and distributions to shareholders:
Dividends from net investment income	-	-	-	-	-
Book return of capital	-	-	-	-	-
Distributions from net realized gain	-	-	-	(0.04)	(1.35)
Total dividends and distributions to shareholders	-	-	-	(0.04)	(1.35)
Net Asset Value, End of Period	$2.78	$2.45	$2.50	$2.05	$3.83
Total Return at Net Asset Value1	13.5%	(2.0)%	22.0%	(45.8)%	(43.8)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$4,268	$4,337	$2,995	$1,823	$1,542
Ratio to average net assets:
Net investment income (loss)	(3.75)%	(3.93)%	(4.78)%	(4.56)%	(3.55)%
Expenses2	4.43%	4.48%	5.46%	5.09%	3.84%
Portfolio Turnover Rate3	4.9%	2.2%	0.0%	0.0%	0.0%

Class D
Year Ended July 31,	2005	2004	2003	2002	2001
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$2.67	$2.70	$2.19	$4.02	$8.94
Income (loss) from investment operations:
Net investment income (loss)4	(0.18)	(0.18)	(0.13)	(0.12)	(0.13)
Net realized and unrealized gain (loss)	0.57	0.15	0.64	(1.67)	(3.44)
Total income (loss) from investment operations	0.39	(0.03)	0.51	(1.79)	(3.57)
Dividends and distributions to shareholders:
Dividends from net investment income	-	-	-	-	-
Book return of capital	-	-	-	-	-
Distributions from net realized gain	-	-	-	(0.04)	(1.35)
Total dividends and distributions to shareholders	-	-	-	(0.04)	(1.35)
Net Asset Value, End of Period	$3.06	$2.67	$2.70	$2.19	$4.02
Total Return at Net Asset Value1	14.6%	(1.1)%	23.3%	(44.9)%	(43.3)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$14,310	$14,356	$16,983	$15,103	$30,666
Ratio to average net assets:
Net investment income (loss)	(2.76)%	(3.02)%	(3.90)%	(3.65)%	(2.55)%
Expenses2	3.43%	3.56%	4.58%	4.16%	2.84%
Portfolio Turnover Rate3	4.9%	2.2%	0.0%	0.0%	0.0%

The financial highlights reflects financial performance of the Fund, by class, for the periods indicated. Total return reflects how much your investment increased or decreased assuming all dividends and distributions were reinvested.
The information as of and for the years ended July 31, 2004 and 2005 was audited by Anton Collins Mitchell LLP, as indicated in their report included in the Fund´s Annual Report. Information for the years 2001 through 2003 was audited by the Fund´s previous Independent Auditors. A copy of the Fund´s Annual Report is available upon request, without charge.
1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The expense ratio reflects the effect of expenses paid indirectly by the Fund.
3. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2005, aggregated $1,414,741 and $5,628,397, respectively.
4. Net investment income (loss) per share is based upon relative daily net asset values.

Prospectus ~ Page 16

Understanding the Financial Highlights
The tables on the preceding pages itemize what contributed to the changes in share price during the period. They also show the changes in share price for this period in comparison to changes over the last four fiscal periods.

On a per share basis, the tables include as appropriate:

~ share prices at the beginning of the period;
~ investment income and capital gains or losses;
~ distributions of income and capital gains paid to shareholders; and
~ share prices at the end of the period.

The tables also include some key statistics for the period as appropriate:

~ Total Return - the overall percentage of return of the Fund, assuming the reinvestment of all distributions
~ Expense Ratio - operating expenses as a percentage of average net assets;
~ Net Investment Income Ratio - net investment income as a percentage of average net assets; and
~ Portfolio Turnover - the percentage of the Fund´s buying and selling activity.

Prospectus ~ Page 17

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Prospectus ~ Page 18

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Prospectus ~ Page 19

American Growth Fund, Inc.
110 Sixteenth Street, Suite 1400
Denver, CO 80202
800-525-2406
303-626-0600
303-626-0614 Fax
ADVISER
Investment Research Corporation
Administration Offices and Mailing Address:
110 Sixteenth Street, Suite 1400
Denver, CO 80202

DISTRIBUTOR
American Growth Fund Sponsors, Inc.
Administration Offices and Mailing Address:
110 Sixteenth Street, Suite 1400
Denver, CO 80202
(303) 626-0600
(800) 525-2406
(303) 626-0614 Fax

TRANSFER AGENT
Boston Financial Data Services, Inc.
Administrative Offices
2000 Crown Colony Drive
4th Floor
Quincy, Massachusetts 02169

INDEPENDENT AUDITORS
Anton Collins Mitchell LLP
303 East 17th, Suite 600
Denver, CO 80203

CUSTODIAN
State Street Bank and Trust Company
1776 Heritage Drive, 2N
North Quincy, Massachusetts 02171

Additional information about the Fund´s investments is available in the Fund´s annual and semi-annual reports to shareholders. In the Fund´s shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund´s performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 110 Sixteenth Street, Suite 1400, Denver, CO 80202, email us or view the annual, semi-annual and the statement of additional information online at www.americangrowthfund.com, or call us, toll-free, at 800-525-2406. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (www.sec.gov) or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commissions Public Reference Room in Washington D.C. You can get information on the public reference room by calling the SEC at 1-202-942-8090 or by e-mail publicinfo@sec.gov.

Shareholder Service Center
Call the Shareholder Service Center Monday through Friday, 7:30 a.m. to 4:30 p.m. Mountain time at 800-525-2406.
~ For fund information; literature, price, and performance figures.
~ For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Investment Company Act File #811-825
Prospectus ~ Page 20

AMERICAN GROWTH FUND, INC.
110 16th Street, Suite 1400, Denver, Colorado 80202
303-626-0600

STATEMENT OF ADDITIONAL INFORMATION

November 28, 2005

This Statement of Additional Information is not a prospectus. Prospective investors should read this Statement of Additional Information only in conjunction with the Prospectus of American Growth Fund, Inc. (the Fund) dated November 28, 2005. A copy of the Prospectus may be obtained by writing American Growth Fund Sponsors, Inc. (the Distributor), 110 16th Street, Suite 1400, Denver, Colorado 80202.
AMERICAN GROWTH FUND, INC.
110 16th Street, Suite 1400, Denver, Colorado, 80202
303-626-0600
800-525-2406

ADDITIONAL INVESTMENT INFORMATION 2
AUTOMATIC CASH WITHDRAWAL PLAN 8
BROKERAGE 11
CALCULATION OF NET ASSET VALUE 12
CUSTODIAN AND INDEPENDENT ACCOUNTANTS 11
DISTRIBUTION OF SHARES 6
DISTRIBUTION PLANS 10
DIVIDENDS, DISTRIBUTIONS AND TAXES 13
INVESTMENT ADVISORY AGREEMENT 5
MANAGEMENT OF THE FUND 3
PERFORMANCE DATA 15
RETIREMENT PLANS 9

SAI ~ Page 1

ADDITIONAL INVESTMENT INFORMATION

The following information supplements the information in the American Growth Fund, Inc. (the "Fund") Prospectus under the heading Objectives and Investment Policy.
The Fund is subject to certain restrictions on its investment policies, including the following:

1. No securities may be purchased on margin, the Fund may not sell securities short, and will not participate in a joint or joint and several basis with others in any securities trading account.

2. Not more than 5% of the value of the assets of the Fund at the time of investment may be invested in securities of any one issuer other than securities issued by the United States government.

3. Not more than 10% of any class of voting securities or other securities of any one issuer may be held in the portfolio of the Fund.

4. The Fund cannot act as an underwriter of securities of other issuers.

5. The Fund cannot borrow money except from a bank as a temporary measure for extraordinary or emergency purposes, and then only in an amount not to exceed 10% of its total assets taken at cost, or mortgage or pledge any of its assets.

6. The Fund cannot make or purchase loans to any person including real estate mortgage loans, other than through the purchase of a portion of publicly distributed debt securities pursuant to the investment policy of the Fund.

7. The Fund cannot issue senior securities or purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary brokers commission, results from such purchase (but the total of such investment shall not exceed 10% of the net assets of the Fund), or except when such purchase is part of a plan of merger or consolidation. The Fund may purchase securities of other investment companies in the open market if the purchase involves only customary broker´s commissions and only if immediately thereafter (i) no more than 3% of the voting securities of any one investment company are owned by the Fund, (ii) no more than 5% of the value of the total assets of the Fund would be invested in any one investment company, and (iii) no more than 10% of the value of the total assets of the Fund would be invested in the securities of such investment companies. Should the Fund purchase securities of other investment companies, the Fund´s shareholders may incur additional management and distribution fees.

8. The Fund cannot invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Fund to be so invested, and in any event, any such investments must be limited to utility or pipeline companies.

9. The Fund cannot invest in companies for the purpose of exercising management or control.

10. The Fund cannot deal in real estate, commodities or commodity contracts.

11. In applying its restrictions on concentration of investments in any one industry, the Fund uses industry classifications based, where applicable, on Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poors, the O´Neil Database published by William O´Neil & Co., Inc., information obtained from Value Line, Bloomberg L.P. and Moody´s International, and/or the prospectus of the issuing company, and/or other recognized classification resources. Selection of an appropriate industry classification resource will be made by management in the exercise of its reasonable discretion. The Fund will not concentrate its investments in any particular industry nor will it purchase a security if, as a result of such purchase, more than 25%

SAI ~ Page 2

of its assets will be invested in a particular industry.

12. The Fund cannot invest in puts, calls, straddles, spreads or any combination thereof.

The foregoing policies can be changed only by approval of a majority of the outstanding shares of the Fund, which means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares.

When the Fund makes temporary investments in U.S. Government securities, it ordinarily will purchase U.S. Treasury Bills, Notes, or Bonds. The Fund may make temporary investments in repurchase agreements where the underlying security is issued or guaranteed by the U.S. Government or an agency thereof. The Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days, or securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The Fund will not invest in real estate limited partnership interests, other than interests in readily marketable real estate investment trusts. The Fund will not invest in oil, gas or mineral leases, or invest more than 5% of its net assets in warrants or rights, valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on the same basis) which are not listed on the New York or American Stock Exchanges.

FUND HISTORY

The Fund was established in August of 1958 as a diversified, open-end, management investment company organized and incorporated in the State of Maryland.

MANAGEMENT OF THE FUND

The day-to-day operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors. The Fund´s Audit Committee meets quarterly and is responsible for reviewing the financial statements of the Fund. The following information about the directors, officers and advisors of the Fund includes their principal occupations for the past five years:

Name, Address, and Age	Position(s) Held with Fund	Term of Office1 and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Robert Brody2 (80) 110 Sixteenth Street, Suite 1400 Denver, Colorado	President, Director	Since August 1958	See below for affiliations with Investment Research Corporation (the Adviser or IRC) and Distributor	1	American Growth Fund Sponsors, Inc., Investment Research Corporation
Michael J. Baum, Jr. (88) 1321 Bannock St. Denver, Colorado	Director and Audit Committee Member	Since December 1971	Investor in securities and real estate; engaged in mortgage financing, president of Baum Securities, M & N Investment Company and First Ave. Corp. all of which are real estate investment companies.	1	None

SAI ~ Page 3

Eddie R. Bush (66) 1400 W. 122nd Ave. Suite 100 Westminster, Colorado	Director and Audit Committee Member (financial expert)	Since September 1987	Certified Public Accountant	1	None
Harold Rosen (78) 1 Middle Road Englewood, CO	Director	Since December 1995	Owner of Bi-Rite Furniture Stores.	1	None
Timothy E. Taggart (51) 110 Sixteenth Street, Suite 1400 Denver, CO	Treasurer	Since April 2004	Principal financial and accounting officer, employee of Adviser since 1983. See below for affiliation with Distributor.	N/A	N/A
Michael L. Gaughan (37) 2001 Avenue D Scottsbluff, NE	Secretary	Since September 2004	Employee of the Fund since 1995.	N/A	N/A

1. Trustees and officers of the fund serve until their resignation, removal or retirement.
2. Robert Brody is an "interested person" of the Fund as defined by the Investment Company Act of 1940.

Robert Brody is the sole shareholder, president and a director of the Adviser. He is also president and a director of the Distributor. Timothy E. Taggart is a director and secretary of the Distributor and director of the Adviser.

None of the above named persons received any retirement benefits or other form of deferred compensation from the Fund. There are no other funds that together with the Fund constitute a Fund Complex.

As of November 15, 2005, no person owned more than 5% of the Fund and all officers and directors as a group (a total of 6) owned directly 357,550 of its shares or 3.47% of shares outstanding. Together, directly and indirectly, all the officers and directors as a group owned 387,751 shares or 3.77% of all shares outstanding.

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As of November 15, 2005, officers, directors and members of the advisory board and their relatives owned of record and beneficially Fund shares with net asset value of approximately $1,209,674 representing approximately 3.91% of the total net assets of the Fund.

BOARD OF DIRECTORS

The day-to-day operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors. The Fund´s Audit Committee (see above) meets quarterly, 4 times in the year ended July 31, 2005, and is responsible for reviewing the financial statements of the Fund.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Robert Brody	Over $100,000	Over $100,000
Michael J. Baum Jr.	$1 - $10,000	$1 - $10,000
Eddie R. Bush	$10,001 - $50,000	$10,001 - $50,000
Harold Rosen	$0	$0

All officers, directors and members of the Funds advisory board in the aggregate (a total of 6) received total compensation of $5,100, from the Fund in fiscal year 2005. Directors of the Fund except Mr. Brody were compensated at the rate of $400 per meeting attended, and the board members who are members of the audit committee receive an additional $100 per meeting.

Out-of-town directors are also reimbursed for their travel expenses to meetings.

During the year ended July 31, 2005, Messrs. Baum, Bush, and Rosen were the only directors other than Mr. Brody serving during that year.

INVESTMENT ADVISORY AGREEMENT

Since the organization of the Fund in 1958, its investment adviser has been Investment Research Corporation (the "Adviser"), 110 16th Street, Suite 1400, Denver, Colorado 80202. Robert Brody, the sole shareholder, president and a director of the Adviser, is a control person of the Adviser.

Under the terms of its advisory agreement with the Fund, the Adviser is paid an annual fee of one percent of the Fund´s average net assets up to $30,000,000 of such assets and three-fourths of one percent of such assets above $30,000,000. This fee and all other expenses of the Fund are paid by the Fund. The fee is computed daily based on the assets and paid on the fifth day of the ensuing month. For this fee the Adviser manages the portfolio of the Fund and furnishes such statistical and analytical information as the Fund may reasonably require.

The advisory agreement requires the Fund to pay its own expenses subject to the limitations set by the securities laws in effect from time to time in the states in which the Fund´s securities are then registered for sale or are exempt from registration and offered for sale. The categories of expenses paid by the Fund are set forth in detail in the Fund´s financial statements. Currently the Fund´s securities are either registered for sale or are exempt from registration and offered for sale in all fifty states, the District of Columbia and the Commonwealth of Puerto Rico.

Total advisory fees paid by the Fund to the Adviser in fiscal years 2003, 2004 and 2005 were $229,435, $321,626, and $291,003 resulting in management fees of 1.00%, 0.98%, and 1.00% of average net assets, respectively.

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The advisory agreement will continue from year to year so long as such continuance is specifically approved annually either by the vote of the entire board of directors of the Fund or by the vote of a majority of the outstanding shares of the Fund, and in either case by the vote of a majority of the directors who are not interested persons of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be canceled without penalty by either party upon 60 days notice and automatically terminates in the event of assignment.

DISTRIBUTION OF SHARES
The Funds distributor is American Growth Fund Sponsors, Inc., (Sponsors or the Distributor) 110 16th Street, Suite 1400, Denver, Colorado 80202, which continuously sells the Funds shares to dealers and directly to investors. The offering of the Funds shares is subject to withdrawal or cancellation at any time. The Fund and the Distributor reserve the right to reject any order for any reason.

The Fund offers four classes of shares with a par value $.01 per share. The shares are fully paid and non-assessable when issued. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class A, Class B and Class C shares bear the expenses of ongoing service fees and distribution fees, Class B and Class C may bear the additional incremental transfer agency costs resulting from the deferred sales charge arrangements, and Class B shares have a conversion feature. The fees that are imposed on Class A, Class B and Class C shares are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that distribution and service plan fees and any incremental transfer agency or other costs relating to a particular class are borne exclusively by that class. Class A, Class B, and Class C shares each have exclusive voting rights with respect to the distribution and service plan adopted with respect to such class pursuant to which distribution and service plan fees are paid, except that because Class B shares convert automatically to Class A shares approximately seven years after issuance. The distribution and service plan for Class A shares is also subject to the right of Class B shareholders to vote with respect to it.

The Fund has entered into separate distribution agreements with the Distributor in connection with the offering of each class of shares of the Fund (the "Distribution Agreements"). The Distributor has made no firm commitment to take any Fund shares from the Fund and is permitted to buy only sufficient shares to fill unconditional orders placed with it by investors and selected investment dealers. The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs.

Fund shares may be purchased at the public offering price through the Distributor or through broker-dealers who are members of the National Association of Securities Dealers, Inc. who have sales agreements with the Distributor. The Prospectus contains information concerning how the public offering price of the Funds shares is determined. The Distributor allows dealers discounts or concessions from the applicable public offering price on Class A and Class D shares. Concessions are alike for all dealers in the United States and its territories, but the Distributor may pay additional compensation for special services. On direct sales to customers through its own sales representatives, the Distributor pays to them such portion of the sales commission as it deems appropriate.

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Initial Sales Alternatives - Class A and Class D Shares. The gross sales charges for the sale of Class D shares for the fiscal years ended July 31, 2003, 2004, and 2005 were $6,194, $9,797 and $4,530 respectively. The gross sales charges for the sale of Class A shares for the fiscal years ended July 31, 2003, 2004, and 2005 were $56,582, $162,319, and $77,679, respectively. For the fiscal years ended July 31, 2003, 2004, and 2005, for the sale of Class D shares the Distributor retained $3,618, $5,647, and $2,926 respectively, as its portion of commissions paid by purchasers of the Fund´s shares after allowing as concessions to other dealers $52,964, $4,150, and $1,604 respectively. For the period ended July 31, 2005, for the sale of Class A shares the Distributor retained $890 as its portion of commissions paid by purchases of the Fund´s shares after allowing as concession to other dealers $13,503.

The following sample calculation of the public offering price of one Class A and Class D share of the Fund is based on the net asset value of one Class A and Class D share as of July 31, 2005 and a transaction with an applicable sales charge at the maximum rate of 5.75%.

Net asset value per share	Class D	Class A	Class B	Class C
(Total net assets/Total shares outstanding)	$ 3.06	$ 3.00	$ 2.79	$ 2.78
(5.75% of offering price)	0.19	0.18	0.00	0.00
Maximum offering price per share	$ 3.25	$ 3.18	$ 2.79	$ 2.78

Investment Plans. Investors have flexibility in the purchase of shares under the Fund´s investment plans. They may make single, lump-sum investments and they may add to their accounts on a regular basis, including through reinvestment of dividends and capital gains distributions.

An investor may elect on his application to have all dividends and capital gains distributions reinvested or take income dividends in cash and have any capital gains distributions reinvested. An investor may also retain the option of electing to take any year´s capital gains distribution in cash by notifying the Fund of his choice to do so in writing.

The Internal Revenue Code contains limitations and restrictions upon participation in all forms of qualified plans and for contributions made to retirement plans for tax years beginning after December 31, 1986. Consultation with an attorney or a competent tax advisor regarding retirement plans is recommended. A discussion of the various qualified plans offered by the Fund is contained elsewhere in this Statement of Additional Information.

Investor´s Right of Accumulation. For Class A and Class D shareholders the value of all assets held the day an order is received which qualifies for rights of accumulation may be combined to determine the aggregate investment of any person in ascertaining the sales charge applicable to each subsequent purchase. For example, for any person who has previously purchased and still holds Class A or Class D shares, respectively, with a value (at current offering price) of $20,000 on which he paid a charge of 5.75% and subsequently purchases $80,000 of additional Class A or Class D shares, respectively, the charge applicable to the trade of $80,000 would be 3.50%.

The Distributor must be notified by the shareholder when a purchase takes place if the shareholder wishes to qualify for the reduced charge on the basis of previous purchases. The reduced sales charge is inapplicable to income dividends and capital gain distributions which are reinvested at net asset value. The reduced charge is subject to confirmation of the investors holdings through a check of the Funds records.

Letter of Intent. For Class A and Class D shareholders any person (as defined under Calculation of Net Asset Value) may sign a letter of intent covering purchases to be made within a period of thirteen months (which may include the preceding 90 days) and thereby become eligible for the reduced sales charge applicable to the total amount purchased, provided such amount is not less than $50,000. After a letter of intent is established, each future purchase will be made at the

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reduced sales charge applicable to the intended dollar amount noted on the application. Reinvestment of income dividends and capital gains distributions is not considered a purchase hereunder. If, within the 13-month period, ownership of the designated class of Fund shares does not reach the intended dollar amount, the difference between what you paid for such shares and the amount which would have been paid for them must be promptly paid as if the normal sales commission applicable to such purchases had been charged. The difference between the sales charge as applied to a regular purchase and the sales charge as applied on the letter of intent will be held in escrow in the form of shares (computed to the nearest full share) and can be retained by the Fund. If during the 13-month period the intended dollar amount is increased, a new or revised letter of intent must be signed and complied with to receive a further sales charge reduction. This reduction will apply retroactively to all shares theretofore purchased under this letter.

Automatic Investment Plan. After making an initial investment, a shareholder may make additional purchases at any time either through the shareholder´s securities dealer, or by mail directly to the transfer agent. Voluntary accumulation also can be made through a service known as the Fund´s Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the account of such shareholder.

Deferred Sales Charges. As discussed in the Prospectus, Class B shares redeemed within seven years of purchase, Class C shares redeemed within one year of purchase, and certain purchases of Class A and Class D shares at net asset value and redeemed within one year of purchase, are each subject to a Contingent Deferred Sales Charge. However, under most circumstances, the charge is waived on redemptions in connection with certain post-retirement withdrawals from an IRA or other retirement plan or following the death or disability of a shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. The contingent deferred sales charge (CDSC) is waived on redemption of shares in connection with a Systematic Withdrawal Plan where the total withdrawal is less then 12% of the previous year value or of the original purchase, whichever is greater.

For the fiscal year ended July 31, 2005, the Distributor received CDSCs of $23,663, with respect to redemptions of Class B shares, all of which was paid to the Distributor. For the fiscal year ended July 31, 2005 the Distributor received $3,194 CDSCs with respect to redemptions of Class C shares.

From time to time the Distributor may pay a finder´s fee to Selling Group Members not to exceed 1% of the purchase for net asset value trades over one million dollars.

AUTOMATIC CASH WITHDRAWAL PLAN

The Automatic Withdrawal Plan is designed as a convenience for those shareholders wishing to receive a stated amount of money at regular intervals from their investment in shares of the Fund. A Plan is opened by completing an application for such Plan and surrendering to the Fund all certificates issued to the investor for Fund shares. No minimum number of shares or minimum withdrawal amount is required. Withdrawals are made from investment income dividends paid on shares held under the Plan and, if these are not sufficient, from the proceeds from redemption of such number of shares as may be necessary to make periodic payments. As such redemptions involve the use of capital, over a period of time they will very likely exhaust the share balance of

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an account held under a Plan and may result in capital gains taxable to the investor. Use of a Plan cannot assure realization of investment objectives, including capital growth or protection against loss. Price determinations with respect to share redemptions are generally made on the 23rd of each month or the next business day thereafter. Proceeds from such transactions are generally mailed three business days following such transaction date.

Withdrawals concurrent with purchases of additional shares may be inadvisable because of duplication of sales charges. Single payment purchases of shares in amounts less than $5,000 in combination with a withdrawal plan will not ordinarily be permitted. No withdrawal plan will be permitted if the investor is also a purchaser under a continuous investment plan. Either the owner or the Fund may terminate the Plan at any time, for any reason, by written notice to the other.

Investment income dividends paid on shares held in a withdrawal plan account will be credited to such account and reinvested in additional Fund shares. Any optional capital gains distributions will be taken in shares, which will be added to the share balance held in the Plan account. Dividends and distributions paid into the Plan account are taxable for federal income tax purposes.

RETIREMENT PLANS

The Fund makes available retirement plan services to all classes of its shares. Investors in the Fund can establish accounts in any one of the retirement plans offered by the Fund. Each participant in a retirement plan account is charged a $20 annual service fee to offset expenses incurred in servicing such accounts. Dividends and capital gains distributions are automatically reinvested. Under each of the plans, the Fund´s retirement plan custodian or successor custodian provides custodial services required by the Internal Revenue Code (the "Code") including the filing of reports with the Internal Revenue Service. Consultation with an attorney or competent tax advisor is recommended before establishing any retirement plan. Brochures which describe the following retirement plans and contain IRS model or prototype plan documents may be obtained from the Distributor. The Distributor, in its sole discretion, may reimburse a Fund shareholder for any penalties which the shareholder may incur in transferring assets from a retirement plan established with a third party to one or more of the retirement plans offered by the Fund. No such reimbursement shall exceed the amount of the dealer concession which the Distributor would otherwise pay to a dealer in conjunction with the investment by the shareholders in the Funds retirement plan(s).

INDIVIDUAL RETIREMENT ACCOUNTS. The Fund makes available a model Individual Retirement Account (IRA) under Section 408(a) of the Code on IRS Form 5305-A. A qualified individual may invest annually in an IRA. Persons who are not eligible to make fully deductible contributions will be able to make non-deductible contributions to their IRAs, subject to limits specified in the Code, to the extent that deductible contributions are not allowed. IRA earnings on non-deductible, as well as deductible, contributions will accumulate tax deferred. An IRA account may also be established in a tax-free roll-over transfer within 60 days of receipt of a lump sum distribution from a qualified pension plan resulting from severance of employment or termination by the employer of such a plan.

The Code provides for penalties for violation of certain of its provisions including, but not limited to, contributions in excess of the stipulated limitations, improper distributions and certain prohibited transactions. To afford plan holders the right of revocation described in the IRA disclosure statements, investments made in a newly established IRA may be canceled within seven days of the date the plan holder signed the Custodial Agreement by writing the Fund´s retirement plan custodian.

SIMPLIFIED EMPLOYEE PENSION PLANS. The Fund makes available model Simplified Employee Pension Plans (SEPs) on IRS Form 5305-SEP and Salary Reduction Simplified Employee Pension Plans (SARSEPs) on IRS Form 5305A-SEP. By adopting a SEP, employers

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may contribute to each eligible employees own IRA. Commencing with tax years beginning after December 31, 1986, salary reduction contributions may be made to SEPs maintained by employers meeting certain qualifications specified in the Code.

TEACHER AND NON-PROFIT EMPLOYEE RETIREMENT PLAN. Employees of tax exempt, charitable, religious and educational organizations described in Section 501(c)(3) of the Code, and employees of public school systems and state and local educational institutions, may establish a retirement plan under Section 403(b) of the Code.

PROTOTYPE MONEY PURCHASE AND PROFIT-SHARING PENSION PLANS. Available generally to employers, including self-employed individuals, partnerships, subchapter S corporations and corporations.

DISTRIBUTION PLANS

Reference is made to Purchase of Shares--Distribution Plans in the Prospectus for certain information with respect to separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of the Fund (each a "Distribution Plan") and with respect to the shareholder service and distribution fees paid by the Fund to the Distributor with respect to such classes.

Payments of the shareholder service fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act of 1940. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the service fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not interested persons of the Fund, as defined in the Investment Company Act (the Independent Directors), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors considered the potential benefits that the Distribution Plans could provide to the Fund and the respective classes and their shareholders, and concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding voting securities of the applicable class. A Distribution Plan cannot be amended to increase materially the amount to be spent there under without the approval of the applicable class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

For the fiscal year ended July 31, 2005, the Fund paid the Distributor $14,393 (based on average net assets relating to the Class A shares of approximately $5,784,713) pursuant to the Class A Distribution Plan, $13,503 of which was paid to other broker-dealers for providing account maintenance and distribution-related services in connection with the Class A shares and $890 was retained by the Distributor. For the fiscal year ended July 31, 2005, the Fund paid the Distributor $54,056 (based on average net assets relating to the Class B shares of approximately $5,402,708) pursuant to the Class B Distribution Plan, all of which was paid to other broker-dealers for providing account maintenance and distribution-related services in connection with the Class B shares. For the fiscal year ended July 31, 2005, the Fund paid the Distributor $40,789 (based on average net assets relating to the Class C shares of approximately $4,071,496)

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pursuant to the Class C Distribution Plan, all of which was paid to other broker-dealers for providing account maintenance and distribution-related services in connection with the Class C shares. At July 31, 2005, the net assets of the Fund subject to the Class B Distribution Plan aggregated approximately $5,711,951. At this net asset level, the annual fee payable pursuant to the Class B Distribution Plan would aggregate approximately $57,120. At July 31, 2005, the net assets of the Fund subject to Class C Distribution Plan approximated $4,267,918. At this asset level, the annual fee payable pursuant to the Class C Distribution Plan would approximate $42,679.

Net Asset Value Purchases of Class A Shares. Class A shares of the Fund may be purchased at net asset value through certain organizations (which may be broker-dealers, banks or other financial organizations)(Processing Organizations) which have agreed with the Distributor to purchase and hold shares for their customers. A Processing Organization may require persons purchasing through it to meet the minimum initial or subsequent investments, which may be higher or lower than the Fund´s minimum investments, and may impose other restrictions, charges and fees in addition to or different from those applicable to other purchasers of shares of the Fund. Investors contemplating a purchase of Fund shares through a Processing Organization should consult the materials provided by the Processing Organization for further information concerning purchases, redemptions and transfers of Fund shares as well as applicable fees and expenses and other procedures and restrictions. Certain Processing Organizations may receive compensation from the Adviser and the Distributor.

Class A shares of the Fund may also be purchased at net asset value by an investment adviser registered with the Securities and Exchange Commission or appropriate state authorities who clears such Fund transactions through a broker-dealer, bank or trust company (each of which may impose transaction fees with respect to such transactions) and who either purchases shares for its own account or for accounts for which the investment adviser is authorized to make investment decisions. Such investment advisers may impose charges and fees on their clients for their services, which charges and fees may vary from investment adviser to investment adviser.

Class A shares may be offered at net asset value in connection with the acquisition of assets of other investment companies. Class A shares also are offered at net asset value, without sales charge, to an investor who has a business relationship with a American Growth Fund Distribution Plan, if certain conditions set forth in the Statement of Additional Information are met.

The Fund also sells its Class A shares at net asset value in connection with a qualified rollover of assets held in a previously existing tax-exempt retirement plan (including an IRA, 401(k) plan or 403(b) plan) through broker-dealers who have entered into an agreement with the Underwriter relating to such rollovers.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

All securities and cash of the Fund are held by its custodian, State Street Bank and Trust Company, 1776 Heritage Drive, 2N, Boston, Massachusetts 02171. Anton Collins Mitchell LLP, 303 East 17th, Suite 600, Denver, CO 80203 provides auditing services to the Fund.

TRANSFER AGENT
The Fund´s transfer agent is Boston Financial Data Services, Inc. located at 2000 Crown Colony Drive, 4th Floor, Quincy, Massachusetts 02169.

BROKERAGE

Decisions to buy and sell securities for the Fund, assignment of its portfolio business, and negotiation of its commission rates, where applicable, are made by the Fund´s securities order department. The Fund does not have any agreement or arrangement to use any particular broker for its portfolio transactions. The Fund´s primary consideration in effecting a security transaction will be execution at the most favorable price. When selecting a broker-dealer to execute a particular transaction, the Fund will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the value of the expected contribution of the broker-dealer to the

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investment performance of the Fund on a continuing basis; sales of Fund shares; and the value of brokerage, research and other services provided by the broker-dealer. The commission charged by a broker may be greater than the amount another firm might charge if the management of the Fund determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage and research services provided by such broker.

Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commission as such, but which include compensation to the dealer in the form of mark up or mark down. In certain instances the Fund may make purchases of underwritten issues at prices which include underwriting fees. When making purchases of underwritten issues with fixed underwriting fees, the Fund may designate broker-dealers who have agreed to provide the Fund with certain statistical, research, and other information, or services which are deemed by the Fund to be beneficial to the Fund´s investment program. With respect to money market instruments, the Fund anticipates the portfolio securities transactions will be effected with the issuer or with a primary market maker acting as principal for the securities on a net basis (without commissions).

Any statistical or research information furnished to the Adviser may be used in advising its other clients. Generally, no specific value can be determined for research and statistical services furnished without cost to the Fund by a broker-dealer. The Fund is of the opinion that the material is beneficial in supplementing research and analysis provided by the Funds Adviser.

The Fund may use affiliated brokers, as that term is defined in the Investment Company Act, if in the Adviser´s best judgment based on all relevant factors, the affiliated broker is able to implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Adviser need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Directors. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

The Fund paid total brokerage commissions of $3,500, $5,229, and $0 in fiscal years 2003, 2004, and 2005, respectively. The Fund did not purchase securities issued by any broker-dealer that executed portfolio transactions during such fiscal year. The Fund paid brokerage commissions of $3,500, $5,229, and $0 in fiscal years 2003, 2004 and 2005 to American Growth Fund Sponsors, the underwriter and an affiliate of the Fund. Commissions and sales charge paid by investors on the purchase of Fund shares totaled $62,776, $172,116, and $82,209 in fiscal years 2003, 2004, and 2005 respectively, of which $11,898, $31,286, and $20,752 were retained by American Growth Fund Sponsors. The aggregate dollar amount of transactions effected through American Growth Fund Sponsors involving the payment of commissions represented 100% of the aggregate dollar amount of all transactions involving the payment of commissions during 2005.

While some stocks considered in the opinion of management to be least sensitive to business declines will be maintained as long term holdings, others considered most sensitive to such declines will be sold whenever in management´s judgment economic conditions may be in for a major decline. Resulting funds may be temporarily invested in United States Government securities, high-grade bonds and high-grade preferred stocks, until management believes business and market conditions indicate that reinvestment in common stocks is desirable. The portfolio turnover rate of the Fund for the fiscal years ended July 31, 2003, 2004, and 2005 was 0%, 2.19%, and 4.93%, respectively.

CALCULATION OF NET ASSET VALUE

The Fund offers its shares continuously to the public at their net asset value next computed after

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receipt of the order to purchase plus any applicable sales charge. Net asset value is determined as of the close of business on the New York Stock Exchange each day the Exchange is open for trading, and all purchase orders are executed at the next price that is determined after the order is received. Orders received and properly time-stamped by dealers and received by the Distributor prior to 2:00 p.m. Denver time on any business day will be confirmed at the public offering price effective at the close on that day. Orders received after such time will be confirmed at the public offering price determined as of the close of the Exchange on the next business day. It is the responsibility of the dealers to remit orders promptly to the Distributor. The New York Stock Exchange is closed on the following holidays: New Year´s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In determining net asset value, securities traded on the New York Stock Exchange or other stock exchange approved for this purpose by the board of directors will be valued on the basis of the closing sale thereof on such stock exchange, or, if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deems will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. Short-term securities are valued at the mean between the closing bid and asked prices or by such other method as the board of directors determines to reflect their fair market value. The board of directors in good faith determines the manner of ascertaining the fair market value of other securities and assets.

The net asset price of Fund shares will be computed by deducting total liabilities from total assets. The net asset value per share will be ascertained by dividing the Fund´s net assets by the total number of shares outstanding, exclusive of treasury shares and shares tendered for redemption the redemption price of which has been determined. Adjustment for fractions will be made to the nearest cent.

The per share net asset value of Class A, Class B and Class C shares generally will be lower than the per share net asset value of the Class D shares reflecting the daily expense accruals of the service, distribution and higher transfer agency fees applicable with respect to the Class A, Class B and Class C shares. The per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class A shares reflecting the daily expense accruals of the service and distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.

DIVIDENDS, DISTRIBUTIONS AND TAXES

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its income and gains which it distributes as dividends or capital gains distributions provided that it distributes to shareholders at least 90% of its investment company taxable income for the taxable year. The Fund intends to distribute sufficient income to meet this qualification requirement.

The per share dividends and distributions on Class A, Class B and Class C shares will be lower than the per share dividends and distributions on Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class A, Class B and Class C shares; similarly, the per share dividends and distributions on Class A shares will be higher than the per share dividends and distributions on Class B and Class C shares as a result of the lower account maintenance fees applicable with respect to the Class A shares and a lower distribution fee. See Calculation of Net Asset Value.

SAI ~ Page 13

Net capital gains (which consist of the excess of net long-term capital gains over net short-term capital losses) are not included in the definition of investment company taxable income. The Board of Directors will determine at least once a year whether to distribute any net capital gains. A determination by the Board of Directors to retain net capital gains will not affect the ability of the Fund to qualify as a regulated investment company. If the Fund retains for investment its net capital gains, it will be subject to a tax of 35% of the amount retained. In that event, the Fund expects to designate the retained amount of undistributed capital gains in a notice to its shareholders who (i) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for tax purposes as long term-capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their U.S. federal income tax liabilities and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder´s gross income.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is paid during the calendar year or if declared by the Fund in October, November or December of such year, payable to shareholders of record on a date in such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of December 31, rather than the date on which the distributions are received.

Dividends of investment company taxable income (which includes interest and the excess of net short-term capital gains over net long-term capital losses) are taxable to a shareholder as ordinary income, whether paid in cash or shares. Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate (which consists of the excess of long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund shares, and are not eligible for the dividends received deduction.

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder´s hands and such capital gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after disposal of the shares. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Shareholders will be notified annually as to the U.S. federal income tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the fair market value of the shares received. If the net asset value of shares is reduced below a shareholder´s cost as a result of a distribution by the Fund, such distribution will be taxable even

SAI ~ Page 14

though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. It is not anticipated that shareholders will be entitled to claim foreign tax credits with respect to their share of foreign taxes paid by the Fund.

Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder´s particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the shares of the Fund.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder´s address of record, such shareholder´s distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

PERFORMANCE DATA

See the discussion of performance information in the Fund´s prospectus under the heading, Performance Information. The average annual total returns are calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the 1, 5 or 10 year periods).

For the periods ended July 31, 2005, the average annual total returns at maximum offering price for the Class D shares of the Fund were 8.13% for 1 year, -16.27% for 5 years, -5.93% for 10 years and 0.25% for 15 years. For the year ended July 31, 2005, the average annual total return for the Fund´s Class A shares were 8.30% for the 1 year, -16.44% for the 5 years and -7.62% for the period since inception on March 1, 1996, Class B shares were 8.88% for the 1 year, -16.71% for the 5 year and -7.82% for the period since inception on March 1, 1996, and Class C shares were 12.47% for the 1 year, -16.22% for the 5 year and -7.85% for the period since inception on March 1, 1996.

In addition to the standardized calculation of annual total return, the Fund may from time to time use other methods of calculating its performance in order to illustrate the effect of a hypothetical investment in a plan or the effect of withdrawing funds from an account over a period of time. Any presentation of non-standardized calculations will be accompanied by standardized performance measures as well. Calculations of performance may be expressed in terms of the total return as well as the average annual compounded rate of return of a hypothetical investment in the Fund over varying periods of time in addition to the 1, 5, and 10 year periods (up to the life of the Fund) and may reflect the deduction of the appropriate sales charge imposed upon an initial investment of more than $1,000 in the Fund. These performance calculations will reflect the deduction of a

SAI ~ Page 15

proportional share of Fund expenses (on an annual basis), will assume that all dividends and distributions are reinvested when paid, may include periodic investments or withdrawals from the account in varying amounts and/or percentages and may include deductions for an annual custodian fee. The Fund may calculate its total return or other performance information prior to the deduction of a sales charge.

The performance figures described above may also be used to compare the performance of the Fund´s shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Portfolios may compare performance:

The Standard & Poor´s Composite Index of 500 Stocks (the S&P 500 Index) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Industrial Average is an unmanaged index composed of 30 blue-chip industrial corporation stocks.

The Lipper Mutual Fund Performance Analysis and Mutual Fund Indices measure total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

The Consumer Price Index (or Cost of Living index), published by the U.S. Bureau of Labor Statistics, is a statistical measure of periodic change in the price of goods and services in major expenditure groups.

The following table presents a hypothetical initial investment of $1,000 on August 1, 1958 with subsequent investments of $1,000 made annually through July 31, 2005. The illustration assumes that the investment was made in Class D shares, (the only class existing at that time), and a sales load of 5.75% has been deducted from the initial and subsequent investments, a $20 annual fee (representing the annual service fee charged to retirement plan accounts) has been deducted from the account annually, and that all dividend and capital gain distributions have been reinvested when paid. While the illustration uses an investment of $1,000 and a 5.75% sales load, the Fund may select any multiple of $1,000 in order to illustrate the effect of an investment plan and the sales load will reflect the appropriate sales load for the initial and subsequent investments as determined by the Funds currently effective prospectus. Class A, Class B and Class C shares are subject to additional distribution charges as outlined in the prospectus, which would have, if the Class was in effect, produced a lower rate of return. The sales load may be reduced pursuant to rights of accumulation and letter of intent.

Year Ended	Total of initial & annual investments	Dividends from investment income reinvested	Cumulative reinvested dividends	Cumulative cost including reinvested dividends	Acquired with initial & annual investments	Accepted as capital gains distributions (Cumulative)	Purchased through reinvestment of income (Cumulative)	Ended Value
08/01/58	$ 1,000	$ -	$ -	$ 1,000	$ 1,000	$ -	$ -	$ 1,000
07/31/59	2,000	25	25	2,025	2,129	0	27	2,156
07/31/60	3,000	41	66	3,066	2,894	11	65	2,970
07/31/61	4,000	85	151	4,151	4,611	80	181	4,872
07/31/62	5,000	97	248	5,248	4,917	91	241	5,249

SAI ~ Page 16

07/31/63	6,000	123	371	6,371	6,817	275	426	7,518
07/31/64	7,000	125	496	7,496	9,427	464	672	10,563
07/31/65	8,000	147	643	8,643	9,790	1,152	778	11,720
07/31/66	9,000	202	845	9,845	10,740	2,213	977	13,930
07/31/67	10,000	373	1,218	11,218	11,943	3,866	1,421	17,230
07/31/68	11,000	353	1,571	12,571	14,033	4,243	1,934	20,210
07/31/69	12,000	408	1,979	13,979	12,320	5,717	1,910	19,947
07/31/70	13,000	410	2,389	15,659	10,520	5,207	1,822	17,549
07/31/71	14,000	588	2,977	16,977	14,385	6,664	2,970	24,019
07/31/72	15,000	682	3,659	18,659	16,069	7,018	3,841	26,928
07/31/73	16,000	508	4,167	20,167	16,299	7,259	4,162	27,720
07/31/74	17,000	782	4,949	21,949	14,041	6,307	4,034	24,382
07/31/75	18,000	1,405	6,354	24,354	13,704	9,330	5,110	28,144
07/31/76	19,000	1,171	7,525	26,525	16,777	10,796	7,227	34,800
07/31/77	20,000	1,074	8,599	28,599	19,582	12,008	9,204	40,794
07/31/78	21,000	1,017	9,616	30,616	23,726	13,984	11,894	49,604
07/31/79	22,000	2,055	11,671	33,671	27,109	15,429	15,437	57,975
07/31/80	23,000	2,931	14,602	37,602	37,937	22,535	24,562	85,034
07/31/81	24,000	3,766	18,368	42,368	30,526	41,349	22,502	94,377
07/31/82	25,000	4,235	22,603	47,603	27,829	39,477	23,846	91,152
07/31/83	26,000	6,769	29,372	55,372	40,090	55,535	42,431	138,056
07/31/84	27,000	5,657	35,029	62,029	35,136	58,360	41,506	135,002
07/31/85	28,000	4,637	39,666	66,666	37,927	73,322	48,927	160,176
07/31/86	29,000	7,330	46,996	75,996	41,252	77,925	60,054	179,231
07/31/87	30,000	5,993	52,989	82,989	44,358	107,124	70,083	221,565
07/31/88	31,000	3,685	56,674	87,674	31,884	105,874	52,808	190,566
07/31/89	32,000	9,656	66,330	98,330	36,390	117,707	69,793	223,890
07/31/90	33,000	9,004	75,334	108,334	37,969	119,759	79,838	237,566
07/31/91	34,000	8,138	83,472	117,472	41,072	126,543	93,645	261,260
07/31/92	35,000	1,955	85,427	120,397	44,484	151,776	101,369	297,629
07/31/93	36,000	2,801	88,288	124,228	50,094	193,448	115,156	358,698
07/31/94	37,000	1,910	90,138	127,138	50,782	232,061	116,467	399,310
07/31/95	38,000	5,130	95,268	133,268	48,526	297,125	115,242	460,893
07/31/96	39,000	6,321	101,589	140,589	50,035	311,128	122,923	484,086
07/31/97	40,000	6,564	108,153	148,153	65,012	424,387	165,392	654,791
07/31/98	41,000	4,623	112,776	153,776	55,644	408,025	143,706	607,375
07/31/99	42,000	6,373	119,149	161,149	57,071	411,450	151,421	619,943
07/31/2000	43,000	0	119,149	162,149	54,092	417,367	140,864	612,323
07/31/2001	44,000	0	119,149	163,149	25,323	259,740	63,342	348,405
07/31/2002	45,000	0	119,149	164,149	14,796	143,740	34,507	193,043
07/31/2003	46,000	0	119,149	165,149	19,241	177,214	42,543	238,998
07/31/2004	47,000	0	119,149	166,149	20,027	175,245	42,070	237,342
07/31/2005	48,000	0	119,149	167,149	23,953	200,842	48,215	273,010

The table below illustrates the effect of an automatic withdrawal program on an initial hypothetical investment of $10,000 on August 1, 1958 in the Fund for the life of the Fund. The illustration assumes that a sales load of 5.75% was deducted from the initial investment, that $800 was

SAI ~ Page 17

withdrawn annually and withdrawals were made first from income for the year, then from principal. Withdrawals from principal representing the sale of shares were assumed to have been in the order shares were acquired. Continued withdrawals in excess of current income can eventually exhaust principal, particularly in a period of declining market prices. That portion of the total amount withdrawn designated "From Investment Income Dividends" should be regarded as income; the remainder represents a withdrawal of principal. While this illustration assumes that $800 was withdrawn annually, the Fund may in other illustrations select any percentage or dollar amount to be withdrawn.

Period Ended	Withdrawn from investment income dividends	Withdrawn from principal and capital gains	Annual total withdrawn	Cumulative total withdrawn	Value of remaining original shares	Accepted as Capital Gains distributions	Total Value
07/31/59	$ 244	$ 556	$ 800	$ 800	$ 11,453	$ 0	$ 11,453
07/31/60	212	588	800	1,600	10,025	57	10,082
07/31/61	283	517	800	2,400	12,213	294	12,507
07/31/62	243	557	800	3,200	10,085	311	10,396
07/31/63	237	563	800	4,000	11,477	700	12,177
07/31/64	199	601	800	4,800	13,666	1,070	14,737
07/31/65	201	599	800	5,600	12,252	2,004	14,256
07/31/66	241	559	800	6,400	11,739	3,292	15,031
07/31/67	393	407	800	7,200	11,592	5,090	16,682
07/31/68	336	464	800	8,000	12,250	5,588	17,838
07/31/69	355	445	800	8,800	9,546	6,535	16,081
07/31/70	325	475	800	9,600	6,970	5,695	12,665
07/31/71	417	383	800	10,400	8,524	7,289	15,813
07/31/72	441	359	800	11,200	8,625	7,675	16,300
07/31/73	300	500	800	12,000	7,753	7,673	15,426
07/31/74	427	373	800	12,800	5,906	6,432	12,338
07/31/75	696	104	800	13,600	5,210	7,662	12,872
07/31/76	526	274	800	14,400	5,753	8,866	14,619
07/31/77	443	357	800	15,200	6,034	9,861	15,895
07/31/78	391	409	800	16,000	6,585	11,484	18,069
07/31/79	740	60	800	16,800	7,207	12,671	19,878
07/31/80	800	0	800	17,600	10,117	17,800	27,917
07/31/81	800	0	800	18,400	8,175	21,670	29,845
07/31/82	800	0	800	19,200	7,691	20,050	27,741
07/31/83	800	0	800	20,000	12,625	28,206	40,831
07/31/84	800	0	800	20,800	11,585	27,303	38,888
07/31/85	800	0	800	21,600	12,811	32,159	44,970
07/31/86	800	0	800	22,400	15,019	34,178	49,197
07/31/87	800	0	800	23,200	16,776	42,864	59,640
07/31/88	800	0	800	24,000	12,006	38,243	50,249
07/31/89	800	0	800	24,800	15,375	42,517	57,892
07/31/90	800	0	800	25,600	17,109	43,258	60,367
07/31/91	800	0	800	26,400	19,569	45,709	65,278
07/31/92	486	314	800	27,200	20,438	52,839	73,277
07/31/93	687	113	800	28,000	22,514	64,695	87,209
07/31/94	463	337	800	28,800	22,086	73,961	96,046

SAI ~ Page 18

07/31/95	800	0	800	29,600	21,316	88,412	109,728
07/31/96	800	0	800	30,400	22,293	91,941	114,235
07/31/97	800	0	800	31,200	29,491	123,845	153,366
07/31/98	800	0	800	32,000	25,127	116,106	141,233
07/31/99	800	0	800	32,800	26,017	117,031	143,048
07/31/2000	0	800	800	33,600	23,403	116,856	140,259
07/31/2001	0	800	800	34,400	9,724	69,053	78,777
07/31/2002	0	800	800	35,200	4,497	38,125	42,622
07/31/2003	0	800	800	36,000	4,745	47,003	51,748
07/31/2004	0	800	800	36,800	3,892	46,481	50,373
07/31/2005	0	800	800	37,600	3,660	53,271	56,931
TOTAL	$ 22,886	$ 14,714	$ 37,600

Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Funds investment objectives and policies, characteristics and quality of the portfolio and the market conditions during the given time period and should not be considered as a representation of what may be achieved in the future.

SAI ~ Page 19

American Growth Fund, Inc.
Annual Report
For the year ended
July 31, 2005

Annual ~ Page 1

Dear Shareholder

Recent events in the United State have lead to many of you asking questions. Let me address a few of your concerns.

What will the effect of Hurricane Katrina have on the national economy? "She" was probably the biggest natural disaster in living memory. Immediately oil jumped to over $70.00 a barrel. There were calls to conserve and release our oil reserves which has been done. As I write this, the news from the gulf is that we will not lose, for any substantial period of time, their ability to process and deliver oil and related products. The stock market, after Katrina, has been acting well even though the price of oil has been up which normally would have a negative effect on it. This has helped me to conclude that Katrinas long term effects on the economy will be minimal. Conversely, the rebuilding process may help to stimulate the economy.

Navigating the market is influenced by the economy. This is true in both long term as well as unforeseen events such as Katrina.

In the last year, our Fund has given you a return of 14.60% while the Dow Jones Industrials gained 4.94%. I have been your Fund manager for over 47 years and am very optimistic about the upcoming market and have tried to position our portfolio to take advantage of these times.

My staff and I are always available to discuss your account or answer any questions you might have. Please call our toll free number at 800-525-2406 or within the 303 area code at 626-0600.

American Growth Fund wishes you A Good Future!

Sincerely,
/s/ Robert Brody
Robert Brody
President

Annual ~ Page 2

How American Growth Fund, Inc. Has Its Shareholders´ Money Invested
STATEMENT OF INVESTMENTS
JULY 31, 2005

Description of Security	Shares	Market Value

COMMON STOCK

Semiconductor Industry 25.91%
Intel Corp	120,000	$ 3,256,800
(A leading manufacturer of integrated circuits.)
Motorola Inc	105,000	2,223,900
(A leading manufacturer of electronic equipment and components.)
Texas Instruments, Inc	46,000	1,460,960
(The leading supplier of digital signal processors and analog devices.)
Integrated Device Technology*	60,000	693,600
(Produces digital integrated circuits.)
Freescale Semiconductor Inc. Class B*	11,593	298,520
(A global semiconductor company focused on providing embedded processing and connectivity products to large, high-growth markets.)
		7,933,780

Computer & Peripherals Industry 25.66%
Hewlett Packard Company	217,977	5,366,594
(A designer and manufacturer of precision electronic products.)
Cisco Systems*	80,000	1,532,000
(The leading supplier of high-performance inter-networking products.)
EMC Corp.*	70,000	958,300
(Designs, manufactures, markets, and supports high performance storage products for selected mainframe and open computing systems.)
		7,856,894

Biotechnology Industry 15.11%
Amgen Inc.*	58,000	4,625,500
(Utilizes biotechnology to develop human pharmaceutical products.)

*Non-income producing security
See accompanying notes to financial statements.
Annual ~ Page 3

STATEMENT OF INVESTMENTS
JULY 31, 2005

Description of Security	Shares	Market Value

Semiconductor Capital Equipment 7.40%
Novellus Systems*	40,000	$ 1,154,000
(Designs, manufactures, markets and services equipment used in the fabrication of integrated circuits.)
Applied Materials	40,000	738,400
(Produces semiconductor water fabrication equipment.)
Teradyne, Inc.*	24,000	372,720
(The world´s largest producer of automated test equipment for semiconductors.)
		2,265,120

Drug 3.90%
Cephalon Inc.*	28,500	1,194,150
(A biopharmaceutical company which develops and markets products to treat neurological and sleep disorders, cancer and pain.)

Insurance Industry 3.55%
AXA ADS	39,824	1,087,195
(The holding company of an international group of insurance and related financial services.)

Bank Industry 2.87%
Morgan (J.P.) Chase & Co	25,000	878,500
(Provides investment banking, asset management, private equity, consumer banking, private banking, and custody and processing services.)

Computer Software and Services Industry 2.76%
Fair, Isaac & Co	22,500	846,675
(Provides decision-making solutions to clients in the financial services, telecommunications and retail industries.)

Internet 2.58%
Verisign, Inc.*	30,000	789,300
(The leading provider of electronic certificates and internet based trust services.)

Electronics Industry 2.57%
Symbol Technologies	67,500	785,700
(A leading provider of barcode driven data management systems.)

*Non-income producing security
See accompanying notes to financial statements.
Annual ~ Page 4

STATEMENT OF INVESTMENTS
JULY 31, 2005

Description of Security	Shares	Market Value

Entertainment Industry 2.22%
Time Warner, Inc.*	40,000	$ 680,800
(The leading internet/media provider.)

Medical Supplies 1.94%
Cardinal Health, Inc	10,000	595,800
(A leading provider of products and services for the health care industry.)

Wireless Networking Industry 1.67%
Network Appliance, Inc.*	20,000	510,200
(The leading supplier of network attached data storage and access devices, called filers.)

Total Common Stocks (cost $50,426,416) - 98.14%	30,049,614

Total Investments, at Market Value (cost $50,426,416)	98.14%	30,049,614
Cash and Receivables, Less Liabilities	1.86%	570,868
Net Assets	100.00%	$30,620,482

*Non-income producing security
See accompanying notes to financial statements.
Annual ~ Page 5

Financial Statements
AMERICAN GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES, JULY 31, 2005

ASSETS:
Investments, at market value (cost $50,426,416)	$ 30,049,614
Cash	497,280
Receivables:
Shares of beneficial interest sold	106,041
Dividends	13,177
Total assets	30,666,112

LIABILITIES:
Shares of beneficial interest redeemed	45,630

NET ASSETS	$ 30,620,482

COMPOSITION OF NET ASSETS:
Paid-in capital	$ 61,454,933
Accumulated net realized loss from investment transactions	(10,457,649)
Net unrealized depreciation of investments	(20,376,802)
Net assets	$ 30,620,482

NET ASSET VALUE PER SHARE:
Class A Shares:
Net asset value and redemption price per share (based on net assets of $6,330,921 and 2,113,757 shares of beneficial interest outstanding)	$ 3.00
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$ 3.18
Class B Shares:
Net asset value, redemption price and offering price per share (based on net assets of $5,711,951 and 2,050,010 shares of beneficial interest outstanding)	$ 2.79
Class C Shares:
Net asset value, redemption price and offering price per share (based on net assets of $4,267,918 and 1,533,001 shares of beneficial interest outstanding)	$ 2.78
Class D Shares:
Net asset value and redemption price per share (based on net assets of $14,309,692 and 4,675,601 shares of beneficial interest outstanding)	$ 3.06
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$ 3.25

See accompanying notes to financial statements.
Annual ~ Page 6

Financial Statements
AMERICAN GROWTH FUND, INC.
STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2005

INVESTMENT INCOME:
Dividends (net of $5,810 foreign withholding tax)	$ 189,499

Total investment income	189,499

EXPENSES:
Investment advisory fees (Note 5)	291,003
Administration expenses (Note 5)	312,070
Transfer agent, shareholder servicing and data processing fees	190,242
Custodian fees (Note 4)	83,588
Professional fees	38,635
Registration and filing fees:
Class A	11,638
Class B	11,117
Class C	8,333
Class D	28,522
Shareholder reports	6,012
Distribution and service fees:
Class A	14,393
Class B	54,056
Class C	40,789
Directors fees (Note 5)	5,100
Other expenses	10,235
Total expenses	1,105,733
Less expenses paid indirectly (Note 4)	(7,382)
Net expenses	1,098,351

Net Investment Loss	(908,852)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(2,254,368)
Net change in unrealized appreciation/depreciation on investments	7,106,782
Net gain on investments	4,852,414
Net Increase in Net Assets Resulting From Operations	$ 3,943,562

See accompanying notes to financial statements.
Annual ~ Page 7

Financial Statements
AMERICAN GROWTH FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2005	Year Ended July 31, 2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (908,852)	$ (1,094,369)
Net realized loss on investments	(2,254,368)	(1,926,518)
Net change in unrealized depreciation on investments	7,106,782	2,434,516
Net increase (decrease) in net assets resulting from operations	3,943,562	(586,371)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
Class A	-	-
Class B	-	-
Class C	-	-
Class D	-	-
Distributions from net realized gain:
Class A	-	-
Class B	-	-
Class C	-	-
Class D	-	-

BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net assets resulting from beneficial interest transactions (Note 2):
Class A	(55,658)	1,197,440
Class B	(582,654)	926,668
Class C	(594,860)	1,616,410
Class D	(1,968,001)	(2,688,430)
Net change in net assets derived from beneficial interest transactions	(3,201,173)	1,052,088
Total increase	742,389	465,717
Net Assets - Beginning of year	29,878,093	29,412,376
Net Assets - End of year	$ 30,620,482	$ 29,878,093

See accompanying notes to financial statements.
Annual ~ Page 8

Financial Highlights

Class A
Year Ended July 31,	2005	2004	2003	2002	2001
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$2.61	$2.65	$2.15	$3.97	$8.88
Income (loss) from investment operations:
Net investment income (loss)4	(0.08)	(0.04)	(0.01)	(0.11)	(0.10)
Net realized and unrealized gain (loss)	0.47	-	0.51	(1.67)	(3.46)
Total income (loss) from investment operations	0.39	(0.04)	0.50	(1.78)	(3.56)
Dividends and distributions to shareholders:
Dividends from net investment income	-	-	-	-	-
Book return of capital	-	-	-	-	-
Distributions from net realized gain	-	-	-	(0.04)	(1.35)
Total dividends and distributions to shareholders	-	-	-	(0.04)	(1.35)
Net Asset Value, End of Period	$3.00	$2.61	$2.65	$2.15	$3.97
Total Return at Net Asset Value1	14.9%	(1.5)%	23.3%	(45.2)%	(43.5)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$6,331	$5,586	$4,576	$2,716	$3,625
Ratio to average net assets:
Net investment income (loss)	(2.97)%	(3.18)%	(4.05)%	(3.85)%	(2.80)%
Expenses2	3.65%	3.73%	4.71%	4.37%	3.09%
Portfolio Turnover Rate3	4.9%	2.2%	0.0%	0.0%	0.0%

Class B
Year Ended July 31,	2005	2004	2003	2002	2001
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$2.45	$2.50	$2.05	$3.83	$8.70
Income (loss) from investment operations:
Net investment income (loss)4	(0.14)	(0.05)	(0.01)	(0.12)	(0.13)
Net realized and unrealized gain (loss)	0.48	-	0.46	(1.62)	(3.39)
Total income (loss) from investment operations	0.34	(0.05)	0.45	(1.74)	(3.52)
Dividends and distributions to shareholders:
Dividends from net investment income	-	-	-	-	-
Book return of capital	-	-	-	-	-
Distributions from net realized gain	-	-	-	(0.04)	(1.35)
Total dividends and distributions to shareholders	-	-	-	(0.04)	(1.35)
Net Asset Value, End of Period	$2.79	$2.45	$2.50	$2.05	$3.83
Total Return at Net Asset Value1	13.9%	(2.0)%	22.0%	(45.8)%	(44.0)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$5,712	$5,600	$4,859	$3,019	$3,874
Ratio to average net assets:
Net investment income (loss)	(3.75)%	(3.96)%	(4.78)%	(4.60)%	(3.57)%
Expenses2	4.42%	4.51%	5.45%	5.12%	3.86%
Portfolio Turnover Rate3	4.9%	2.2%	0.0%	0.0%	0.0%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The expense ratio reflects the effect of expenses paid indirectly by the Fund.
3. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2005, aggregated $1,414,741 and $5,628,397, respectively.
4. Net investment income (loss) per share is based upon relative daily net asset values.

See accompanying notes to financial statements.
Annual ~ Page 9

Financial Highlights

Class C
Year Ended July 31,	2005	2004	2003	2002	2001
Per Share Operating Data:
Net Asset Value,
Beginning of Period
Beginning of Period	$2.45	$2.50	$2.05	$3.83	$8.68
Income (loss) from investment operations:
Net investment income (loss)4	(0.14)	(0.02)	(0.03)	(0.10)	(0.04)
Net realized and unrealized gain (loss)	0.47	(0.03)	0.48	(1.64)	(3.46)
Total income (loss) from investment operations	0.33	(0.05)	0.45	(1.74)	(3.50)
Dividends and distributions to shareholders:
Dividends from net investment income	-	-	-	-	-
Book return of capital	-	-	-	-	-
Distributions from net realized gain	-	-	-	(0.04)	(1.35)
Total dividends and distributions to shareholders	-	-	-	(0.04)	(1.35)
Net Asset Value, End of Period	$2.78	$2.45	$2.50	$2.05	$3.83
Total Return at Net Asset Value1	13.5%	(2.0)%	22.0%	(45.8)%	(43.8)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$4,268	$4,337	$2,995	$1,823	$1,542
Ratio to average net assets:
Net investment income (loss)	(3.75)%	(3.93)%	(4.78)%	(4.56)%	(3.55)%
Expenses2	4.43%	4.48%	5.46%	5.09%	3.84%
Portfolio Turnover Rate3	4.9%	2.2%	0.0%	0.0%	0.0%

Class D
Year Ended July 31,	2005	2004	2003	2002	2001
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$2.67	$2.70	$2.19	$4.02	$8.94
Income (loss) from investment operations:
Net investment income (loss)4	(0.18)	(0.18)	(0.13)	(0.12)	(0.13)
Net realized and unrealized gain (loss)	0.57	0.15	0.64	(1.67)	(3.44)
Total income (loss) from investment operations	0.39	(0.03)	0.51	(1.79)	(3.57)
Dividends and distributions to shareholders:
Dividends from net investment income	-	-	-	-	-
Book return of capital	-	-	-	-	-
Distributions from net realized gain	-	-	-	(0.04)	(1.35)
Total dividends and distributions to shareholders	-	-	-	(0.04)	(1.35)
Net Asset Value, End of Period	$3.06	$2.67	$2.70	$2.19	$4.02
Total Return at Net Asset Value1	14.6%	(1.1)%	23.3%	(44.9)%	(43.3)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$14,310	$14,356	$16,983	$15,103	$30,666
Ratio to average net assets:
Net investment income (loss)	(2.76)%	(3.02)%	(3.90)%	(3.65)%	(2.55)%
Expenses2	3.43%	3.56%	4.58%	4.16%	2.84%
Portfolio Turnover Rate3	4.9%	2.2%	0.0%	0.0%	0.0%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The expense ratio reflects the effect of expenses paid indirectly by the Fund.
3. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2005, aggregated $1,414,741 and $5,628,397, respectively.
4. Net investment income (loss) per share is based upon relative daily net asset values.

See accompanying notes to financial statements.
Annual ~ Page 10

Notes to Financial Statements

1. Summary of Significant Accounting Policies
American Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund´s primary investment objective is to seek capital appreciation. The Fund´s investment advisor is Investment Research Corporation (IRC). The Fund offers Class A, Class B, Class C and Class D shares. Class D shares are available to shareholders of accounts established prior to March 1, 1996. Class A and Class D shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan and expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares seven years after date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
Investment Valuation - Investment securities are valued at the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, or if the security is not traded on an exchange, value is based on the average of the latest bid and asked prices. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.
Allocation of Income, Expenses, Gains and Losses - Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Income Taxes - No provision for federal income or excise taxes has been made because the Fund intends to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.
Classification of Distributions to Shareholders - The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
Security Transactions and Related Investment Income - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis used for federal income tax purposes.
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest - The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2005		Year Ended July 31, 2004
	Shares	Amount	Shares	Amount
Class A:
Sold	825,604	$ 2,243,039	1,579,839	$ 4,542,224
Dividends and distributions reinvested	-	-	-	-
Redeemed	(850,841)	(2,298,697)	(1,169,400)	(3,344,784)
Net increase (decrease)	(25,237)	$ (55,658)	410,439	$ 1,197,440
Class B:
Sold	321,969	$ 794,910	727,740	$ 1,990,228
Dividends and distributions reinvested	-	-	-	-
Redeemed	(553,625)	(1,377,564)	(387,332)	(1,063,560)
Net increase (decrease)	(231,656)	$ (582,654)	340,408	$ 926,668
Class C:
Sold	497,275	$ 1,250,768	1,129,270	$ 3,136,396
Dividends and distributions reinvested	-	-	-	-
Redeemed	(733,175)	(1,845,628)	(557,275)	(1,519,986)
Net increase (decrease)	(235,900)	$ (594,860)	571,995	$ 1,616,410
Class D:
Sold	65,642	$ 179,280	32,223	$ 94,401
Dividends and distributions reinvested	-	-	-	-
Redeemed	(769,762)	(2,147,281)	(947,551)	(2,782,831)
Net increase (decrease)	(704,120)	$(1,968,001)	(915,328)	$(2,688,430)

Annual ~ Page 11

Notes to Financial Statements

3. Unrealized Gains and Losses on Investments
The identified tax cost basis of investments at July 31, 2005 was $50,426,416. Net unrealized depreciation on investments of $20,376,802, based on identified tax cost as of July 31, 2005, was comprised of gross appreciation of $3,387,408 and gross depreciation of $23,764,210.

4. Fund Expenses Paid Indirectly
For the year ended July 31, 2005, fees for custodian services totaling $7,382, were offset by earnings on cash balances maintained by the Fund at the custodian financial institution. The Fund could have invested the assets maintained at the institution in income-producing assets if it had not agreed to a reduction in fees.

5. Underwriting, Investment Advisory Contracts and Service Fees
Under the investment advisory contract with IRC, the advisor receives annual compensation for investment advice, computed and paid monthly, equal to 1% of the first $30 million of the Fund´s average annual net assets and 0.75% such assets in excess of $30 million. The Fund pays its own operating expenses.

Class B and Class C shares are subject to annual service and distribution fees of 0.25% and 0.75% of average daily net assets, respectively. Class A shares are subject to annual service and distribution fees of 0.25% and 0.05% of average daily net assets, respectively.

For the year ended July 31, 2005 commissions and sales charges paid by investors on the purchase of Fund shares totaled $82,209 of which $20,752 was retained by American Growth Fund Sponsors, Inc. ("Sponsors"), an affiliated broker/dealer which serves as the underwriter and distributor of the Fund. Sales charges advanced to broker/dealers by Sponsors on sales of the Fund´s Class B and C shares totaled $48,258. For the year ended July 31, 2005, Sponsors received contingent deferred sales charges of $26,857 upon redemption of Class B and C shares, as reimbursement for sales commissions advanced by Sponsors upon the sale of such shares.

No payments were made by the Fund to Sponsors for brokerage commission on securities transactions.

Certain officers of the Fund are also officers of Sponsors and IRC. For the year ended July 31, 2005, the Fund paid directors´ fees and expenses of $5,100.

For the year ended July 31, 2005, under an agreement with IRC, the Fund was charged $199,439 for the costs and expenses related to employees of IRC who provided administrative, clerical and accounting services to the Fund. In addition, the Fund was charged $73,647 by an affiliated company of IRC for the rental of office space.

6. Federal Income Tax Matters
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

At July 31, 2005, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $6,241,859, expiring from 2011 to 2013. During the year ended July 31, 2005, the Fund offset $414,970 of realized capital gains with capital loss carryovers.

The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.

Annual ~ Page 12

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of American Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of American Growth Fund, Inc., including the schedule of investments, as of July 31, 2005, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund´s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three year period ended July 31, 2003 were audited by other auditors whose report dated August 21, 2003 expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Growth Fund, Inc. as of July 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Anton Collins Mitchell LLP
Denver, Colorado
September 6, 2005

Annual ~ Page 13

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Annual ~ Page 14

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Annual ~ Page 15

TRANSFER AGENT: Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, MA 02169
CUSTODIAN: State Street Bank & Trust Company, 1776 Heritage Drive, North Quincy, MA 02171
RETIREMENT PLAN CUSTODIAN: State Street Bank & Trust Company, 1776 Heritage Drive, North Quincy, MA 02171
INDEPENDENT AUDITORS: Anton Collins Mitchell LLP, 303 East 17th, Suite 600, Denver, CO 80203
LEGAL COUNSEL: Jones & Keller, World Trade Center, 1625 Broadway, 16th Floor, Denver, CO 80202
UNDERWRITER/DISTRIBUTOR: American Growth Fund Sponsors, Inc., 110 Sixteenth Street, Suite 1400, Denver, CO 80202

OFFICERS AND DIRECTORS
Robert Brody President and Director
Timothy E. Taggart Treasurer
Michael J. Baum Director
Eddie R. Bush Director
Harold Rosen Director

INVESTMENT ADVISOR
Investment Research Corporation
110 Sixteenth Street, Suite 1400
Denver, CO 80202
OFFICERS AND DIRECTORS
Robert Brody President, Treasurer, and Director
Timothy E. Taggart Executive Vice President and Director

9/2005
Annual ~ Page 16

AMERICAN GROWTH FUND, INC.

Item 21. Financial Statements:

(a) Financial Statements

Included in Prospectus:
  Financial Highlights
Included in Statement of Additional Information:
  Statement of Investments
  Statement of Assets and Liabilities - July 31, 2005
  Statement of Operations - for the year ended July 31, 2005
  Statement of Changes in Net Assets - years ended July 31, 2004 and 2005
  Financial Highlights
  Notes to Financial Statements
  Report of Independent Registered Public Accounting Firm
(b)Independent auditors for American Growth Fund, Inc. changed, effective July 29, 2004, to Anton Collins Mitchell LLP, 303 East 17th, Suite 600, Denver, CO 80203. The former independent auditor of the Fund, Fortner, Bayens, Levkulich and Co., P.C. resigned on or about July 29, 2004, due to its decision to discontinue its practice of auditing mutual funds. The former independent auditors report on our financial statements for the two fiscal years prior to its resignation did not contain an adverse opinion or a disclaimer of opinion or was otherwise qualified or modified. We have never had disagreements with our former auditors on any accounting issues, including any account matters of financial statement disclosure or which maybe deemed to be reportable events.

Item 22. Exhibits

PART C - OTHER INFORMATION
(a) Exhibits

  1. (a) Articles of Amendment and Restatement (6)
    (b) Articles Supplementary (6)
  2. Registrants By-laws, as amended. (2)
  3. Not applicable
  4. Instruments defining rights of shareholders:
    See Article 4, 6 & 8 of Incorporation and Article 1, 4 & 7 of the Bylaws. (6)
  5. Investment advisory contract between Investment Research Corporation and registrant.
    a. Distribution Agreement for Class A Shares (6)
    b. Distribution Agreement for Class B Shares (6)
    c. Distribution Agreement for Class C Shares (6)
    d. Distribution Agreement for Class D Shares (6)
    e. Selling group agreement between American Growth Fund Sponsors, Inc. And dealers as amended. (6)
  6. Not applicable
  7. Custodian agreement between state Street Bank and Trust Company and registrant. (1)
  8. Transfer agent agreement between State Street Bank & Trust Company and Registrant. (1)
  9. Not applicable.

Part C-1

  10. Not applicable
  11. Consent of Anton Collins Mitchell LLP
  12. Not applicable
  13. Not applicable
  14. a. Registrants Self-Employed Retirement Plan. (2)
    b. Registrants Simplified Employee Pension Plan Application and Agreement.(1)
    c. Registrants Salary Reduction Simplified Employee Pension Plan Application and Agreement. (4)
    d. Registrants Individual Retirement Account Plan and Agreement. (6)
    e. Registrants 403(b) Retirement Plan and Custody Agreement. (3)
    f. Registrants Prototype Paired Defined Contribution Plans. (4)
    g. Registrants Prototype Profit Sharing/401(k) Plan.(4)
  15. a. Distribution Plan for Class A Shares (6)
    b. Distribution Plan for Class B Shares (6)
    c. Distribution Plan for Class C Shares (6)
  16. Schedule for computation of each performance quotation.
  17. Financial Data Schedules filed as Exhibit 27 for electronic purposes.
  18. Rule 18f-3 Plan.

    Incorporation by reference to identically numbered exhibit in Post Effective Amendment No. 42 to the Registration Statement under the securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1988.

    (2) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 41 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1987.

    (3) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 39 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on October 1, 1985.

    (4) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 44 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1990.

    (5) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 46 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1992.

    (6) Incorporated by reference to identically numbered exhibit in Post Effective Amendment No. 51 to the Registration Statement under the Securities Act of 1933

  19. Code of Ethics

    1. No Director shall so use his or her position or knowledge gained therefrom as to create a conflict between his or her personal interest and that of the Fund.

    2. Each non-affiliated Director shall report to the Secretary of the Fund not later than ten (10) days after the end of each calendar quarter any transaction in securities which such Director has effected during the quarter which the Director then knows to have been effected within fifteen (15) days before or after a date on which the Fund purchased or sold, or considered the purchase or sale of, the same security.

    3. For purposes of this Code of Ethics, transactions involving United States Government securities as defined in the Investment Company Act of 1940, bankers' acceptances, bank certificates of deposit, commercial paper, or shares of registered open-end investment companies are exempt from reporting as are non-volitional transactions such as dividend reinvestment programs and transactions over which the Director exercises no control.

    In addition, the Fund has adopted the following standards in accordance with the requirements of Form-CSR adopted by the Securities and Exchange Commission pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 for the purpose of deterring wrongdoing and promoting: 1) honest and ethical conduct, including handling of actual or apparent conflicts of interest between personal and professional relationships; 2) full, fair accurate, timely and understandable disclosure in r eports and document that a fund files with or submits to the Commission and in other public communications made by the fund; 3) compliance with applicable governmental laws, rules and regulations; 4) the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and 5) accountability for adherence to the Code. These provisions shall apply to the principal executive officer or chief executive officer and treasurer ("Covered Officers") of the Fund.
    1. It is the responsibility of Covered Officers to foster, by their words and actions, a corporate culture that encourages honest and ethical conduct, including the ethical resolution of, and appropriate disclosure of conflicts of interest. Covered Officers should work to assure a working environment that is characterized by respect for law and compliance with applicable rules and regulations.
    2. Each Covered Officer must act in an honest and ethical manner while conducting the affairs of the Fund, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships. Duties of Covered Officers include:
    Acting with integrity;
    Adhering to a high standard of business ethics;
    Not using personal influence or personal relationships to improperly influence investment decisions or financial reporting whereby the Covered Officer would benefit personally to the detriment of the Fund;
    3. Each Covered Officer should act to promote full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with or submits to, the Securities and Exchange Commission and in other public communications made by the Fund.
    Covered Officers should familiarize themselves with disclosure requirements applicable to the Fund and disclosure controls and procedures in place to meet these requirements.
    Covered Officers must not knowingly misrepresent, or cause others to misrepresent facts about the Fund to others, including the Funds auditors, independent directors, governmental regulators and self-regulatory organizations.
    4. Any existing or potential violations of this Code should be reported to Timothy E Taggart.
    5. Application of this Code is the responsibility of Timothy E Taggart.
    6. Material amendments to these provisions must be ratified by a majority vote of the Board of Directors. As required by applicable rules, substantive amendments to the Code must be filed or appropriately disclosed.
  Proxy Voting Policies

  For proxy votes cast on behalf of American Growth Fund:

  Investment Research Corporation ("the adviser"), the investment adviser of American Growth Fund, has a fiduciary duty to act solely in the best interests of the Fund. As it relates to proxy voting, the adviser recognizes that it must vote Fund securities in a timely manner and make voting decisions that are in the best interests of the Fund.

  The following are general policies of the adviser with respect to proxy voting but the adviser does reserve the right to depart from these policies, if such a departure is in the best interests of the Fund and its shareholders.

  Election of Directors: Unless we are aware of extenuating circumstances, such as a proxy fight for board seats, the adviser will generally vote in favor of management´s slate of directors.

  Appointment of Auditors: The adviser will generally vote in favor of the auditors recommended by management.

  Changes In Capital Structure: The adviser will generally vote in accordance with management´s recommendation unless other information indicates that the Fund´s interests are better served by a vote against the proposal.

  Other Proxy Issues: The adviser will consider other proxy issues on a case by case basis with the Fund´s interests determining the vote.

  Conflicts of Interest: The adviser recognizes that there may be situations where a proxy issue presents a conflict of interest between the interest of the Fund and the adviser´s representative casting the proxy vote. In the rare instance where a conflict is perceived, the adviser requires the President or anyone involved in proxy administration to disclose the p otential conflict of interest and adhere to a policy of non-disclosure on the adviser´s vote. If the adviser´s vote is consistent with this policy no further review is necessary. If a conflict exists, any votes inconsistent with this policy will be submitted to the Fund´s Board of Directors for review and approval.

  The President of the Fund is responsible for voting all proxies. Information on how the Adviser voted proxies relating to portfolio securities may be obtained without charge by calling 1-800-525-2406 and on the Securities and Exchange web site at http://www.sec.gov.

  Part C-2

      on Form N-1A (File No. 2-14543) of Registrant filed on September 30, 1996.
  Item 23. Person Controlled by or Under Common Control

  None

  Item 24. Indemnification. Reference is made to Article IX of the registrants By-Laws (Exhibit 2 to this registration Statement) and Article 7(c) of the registrants Articles of Incorporation (Exhibit 1 to this Registration Statement).

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940 as long as the interpretation of Section 17(h) and 17(i) of such Act expressed in that Release remain in effect.

  Item 25. Business and Other Connections of Investment Adviser. The following table sets forth the principal business of each director and officer of the Investment Adviser of the Registrant for the two fiscal years ended July 31, 2005.

  Name & Position With
  Principal Business
  Investment Adviser

  Robert Brody
  President, Treasurer and
  Director

  Timothy E. Taggart
  Vice President, Director

  Part C-3

  Michael L. Gaughan
  Secretary, Director

  Mr. Brody is also President and a director of American Growth Fund, Inc., the Registrant; Treasurer and a director of American Growth Fund Sponsors, Inc., the Registrants underwriter; and President, Treasurer and a director of American Growth Financial Services, Inc., 110 16th Street, Denver, Colorado Mr. Taggart is also Vice President, secretary and a director of American Growth Fund Sponsors, Inc., the Registrants underwriter, 110 16th Street, Denver, Colorado; and Vice President and Director of American Growth Financial Services, Inc., 110 16th Street, Denver, Colorado.

  Michael L Gaughan Secretary of American Growth Fund, Inc., the Registrant and Secretary of Investment Research Corporation.

  Item 26. Principal Underwriters

    (a)None

    (b)

(1)Name and Principal Business Address	(2)Position & Offices with Underwriter	(3) Position & Offices with Registrant
Robert Brody 110 16th Street Suite 1400 Denver, CO 80202	President, Treasurer, Director	President, Director
Timothy E. Taggart 110 16th Street Suite 1400 Denver, CO 80202	Exec. Vice President, Secretary, Director	Treasurer

  None

  Item 27. Location of Accounts and Records. All accounts and records required to be maintained by Section 31(a) of the Investment Company Act, and the rules and regulations promulgated thereunder, are located at the offices of the Registrant, 110 16th Street, Suite 1400, Denver, Colorado 80202, and at the offices of its custodian and transfer agent, State Street Bank & Trust Company, 1776 Heritage Drive, 2N, N. Quincy, MA 02171, and are under the general custody and control of its Treasurer, Timothy E. Taggart.

  Part C-4

  Item 28. Management Services

  None

  Item 29. Undertakings.

  None

  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of Denver, State of Colorado, on the 23rd day of November, 2005.

  American Growth Fund, Inc.
  By: /s/ Robert Brody

  Robert Brody, President

  Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed by the following persons in the capacities indicated and as of the date stated.

(a)Principal Executive Officer:	Title	Date

/s/ Robert Brody	President and Director	11/23/2005

Robert Brody

(b) Principal Financial and Accounting Officer:

/s/ Timothy E. Taggart	Treasurer	11/23/2005

Timothy E. Taggart

(c) Majority of the Directors:

  Part C-5

/s/ Michael J. Baum, Jr.	11/23/2005

Michael J. Baum, Jr.

/s/ Eddie R. Bush	11/23/2005

Eddie R. Bush

/s/ Harold Rosen	11/23/2005

Harold Rosen

  Part C-6

  CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  The Board of Directors
  American Growth Fund, Inc.

  We hereby consent to the use of our report, dated September 6, 2005, for the financial statements of American Growth Fund, Inc. as of and for the year ended July 31, 2005 included in this Registration Statement and to the reference to our firm under the captions Financial Highlights in the prospectus and Independent Registered Public Accounting Firm in the statement of additional information.

  Anton Collins Mitchell LLP
  Denver, Colorado
  November 22, 2005

  Part C-7